As filed with the Securities and Exchange Commission on July 11, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

First Trust Exchange-Traded Fund VIII

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

First Trust Exchange-Traded Fund VIII

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

July 8, 2025

Dear Shareholders:

I am writing to you about an important matter relating to First Trust Exchange-Traded Fund VIII (the “Trust”). At a special meeting of shareholders of the Trust scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, August 12, 2025, at 2:30 p.m. Central Time (together with any postponements or adjournments, the “Meeting”), shareholders of the exchange-traded funds that are series of the Trust listed on the enclosed Notice of Special Meeting of Shareholders (collectively, the “Funds” and each, a “Fund”) will be asked to vote on the election or re-election, as the case may be, of the seven current Trustees of the Trust, and for the election of one additional Trustee nominated by the “Independent Trustees” of the Trust (collectively, the “Nominees” and each, a “Nominee”) (the “Proposal”). (The “Independent Trustees” include each Trustee who is not an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended).) Shareholders will also be asked to consider and act upon any other business that may properly come before the Meeting. If you were a shareholder of record of any of the Funds as of the close of business on June 9, 2025, you are entitled to vote at the Meeting, even if you no longer own Fund shares.

The Board of Trustees unanimously recommends that shareholders vote to elect or re-elect, as applicable, each Nominee.

The enclosed materials provide more information about the Proposal, including each Nominee’s background and qualifications. The shareholders of each Fund will vote together with shareholders of the other Funds for the election and re-election, as applicable, of Trustees.

In addition to the Trust, certain other First Trust funds will also hold special meetings of shareholders to elect or re-elect, as the case may be, trustees of those funds. If you were a shareholder of record of one or more of those other funds on the record date established for their special meetings of shareholders, you will receive separate proxy materials relating to those funds.

Your vote is important no matter how many shares you own. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet.

Thank you for taking the time to consider and vote on the Proposal and for your investment in the First Trust funds.

Sincerely,

James A. Bowen
Chairman of the Board of Trustees

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Trust’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 829-1035 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund VIII

Important Information for Shareholders

While we encourage you to read the complete Proxy Statement enclosed, we have provided a brief overview in the “Questions and Answers” (“Q&A”) below. The Q&A contains limited information, should be read in conjunction with the more detailed information contained in the Proxy Statement, and is qualified in its entirety by reference to the Proxy Statement.

Questions and Answers

Q.	Why am I receiving these proxy materials?
A.	You are receiving these proxy materials, including the Proxy Statement, Notice of Special Meeting of Shareholders and proxy card, because you have the right to notice of, and to vote on, an important governance matter concerning First Trust Exchange-Traded Fund VIII (the “Trust”). More specifically, for the reasons summarized below, the Trust’s Board of Trustees (the “Board”) has proposed the election or re-election, as the case may be, by shareholders of the eight nominees listed below (collectively, the “Nominees” and each, a “Nominee”) to the Board (the “Proposal”). Seven of the Nominees currently serve as Trustees and one Nominee, if elected, will serve as an additional Trustee following his election at the Meeting. Shareholders will be asked to consider and vote on the Proposal at the special meeting of shareholders of the Trust that is scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, August 12, 2025, at 2:30 p.m. Central Time (together with any postponements or adjournments, the “Meeting”). If you were a shareholder of record of an exchange-traded fund that is a series of the Trust listed on the enclosed Notice of Special Meeting of Shareholders (collectively, the “Funds” and each, a “Fund”) as of the close of business on June 9, 2025 (the “Record Date”), you are entitled to vote at the Meeting, even if you no longer own Fund shares. In addition to the Trust, certain other First Trust funds (the “Additional Special Meeting Funds”) will also hold special meetings of shareholders to elect or re-elect, as the case may be, the Nominees as trustees of those funds. If you were a shareholder of record of one or more of the Additional Special Meeting Funds on the record date established for their special meetings of shareholders, you will receive separate proxy materials relating to those funds.
Q.	Who are the Nominees?
A.	The Nominees are: James A. Bowen, Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright currently serve as Trustees of the Trust, and each is an “Independent Trustee” (i.e., not an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”))). In addition, Mr. Bowen currently serves as a Trustee of the Trust. He is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., the investment advisor to each Fund, and is referred to as the “Interested Trustee.” Mr. Bowen, Dr. Erickson, Mr. Kadlec, Mr. Keith and Mr. Nielson have previously been elected to the Board by shareholders of the Trust. Ms. Keefe and Ms. Wright were appointed to the Board in 2021 and 2023, respectively, but have not been elected by shareholders. Mr. Driscoll is not currently a Trustee of the Trust, but, if elected, he will begin serving as a new Independent Trustee following his election at the Meeting. Additional information about each of the Nominees is set forth in the Proxy Statement.

Q.	Why am I being asked to elect and re-elect Trustees at this time?
A.	Under the 1940 Act, the Board is allowed to appoint new Trustees to fill vacancies so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. As noted above, five of the current seven Trustees have previously been elected by shareholders. At this time, if a Trustee previously elected by shareholders were to leave the Board, the Board would be unable to fill the vacancy without a shareholder vote. Moreover, currently, the Board may not appoint any additional Trustees without a shareholder vote. If all Trustees of the Trust have been elected by shareholders, the Board will have more flexibility to appoint a limited number of new Trustees in the future without the need or expense of holding additional shareholder meetings. At this time, the Board is proposing that shareholders elect Mr. Driscoll as a new Independent Trustee and has also determined that it is an appropriate time to provide shareholders with the opportunity to elect or re-elect all of the current Trustees (including an opportunity to re-elect those who have previously been elected by shareholders).
Q.	How does the Board recommend that I vote?
A.	After careful consideration, the Board unanimously recommends that shareholders vote “FOR” the Proposal (i.e., the election or re-election, as applicable, of each Nominee).
Q.	What vote is required to approve the Proposal?
A.	The Proposal (i.e., the election or re-election, as applicable, of each Nominee) must be approved by a plurality of the votes cast in person or by proxy at the Meeting, provided a quorum is present. The shareholders of each Fund will vote together with shareholders of the other Funds for the election and re-election, as applicable, of Trustees. Under a plurality voting requirement, the candidates who receive the highest number of votes will be elected. For example, if there are eight Nominees for election to the Board and eight Trustees to be elected, a vote by plurality means the eight Nominees with the highest number of affirmative votes, regardless of the votes withheld for the Nominees, will be elected. If a quorum is present at the Meeting, it is expected that each Nominee who receives any votes “FOR” such Nominee will be elected or re-elected, as applicable. The election (or re-election) of any Nominee by the shareholders of the Trust is not contingent upon the election (or re-election) of such Nominee by shareholders of the Additional Special Meeting Funds.

Q.	Does my vote make a difference?
A.	Yes, no matter how many shares you own, your vote is important to help ensure that the Proposal can be approved. We encourage all shareholders to participate in the governance of their Fund(s). If numerous shareholders do not vote their proxies, the Trust may not receive enough votes to achieve a quorum and go forward with the Meeting. This could delay the Meeting and the approval of the Proposal and generate additional costs.
Q.	How do I cast my vote?
A.	You may vote in any one of four ways:
•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold Fund shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting.
Q.	Who will pay the costs associated with obtaining shareholder approval of the Proposal?
A.	The Trust and the Additional Special Meeting Funds will incur costs in connection with the solicitation of proxies to be voted at their special meetings, including, among other things, the expenses associated with preparation, printing and mailing of proxy materials; fees paid to EQ Fund Solutions, LLC, the proxy solicitor hired by the Trust and the Additional Special Meeting Funds; and reimbursements to brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the respective funds (collectively the “Proxy Costs”). Proxy Costs will be shared equally by each Fund and Additional Special Meeting Fund that, as of the Record Date, had publicly offered shares (including funds that serve as investment vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts).

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Trust’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 829-1035 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

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Notice of Special Meeting of Shareholders
To be held on August 12, 2025

First Trust Exchange-Traded Fund VIII
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

July 8, 2025

To the shareholders of each series of First Trust Exchange-Traded Fund VIII listed below:

Notice is hereby given that the Special Meeting of Shareholders (the “Meeting”) of First Trust Exchange-Traded Fund VIII (the “Trust”), a Massachusetts business trust, is scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, August 12, 2025, at 2:30 p.m. Central Time. At the Meeting, shareholders of each series of the Trust listed below (each a “Fund”) will be asked to consider and vote on Proposal 1 set forth below and to transact such other business as may properly come before the Meeting (including any postponements or adjournments):

1. To elect or re-elect, as applicable, each of the eight nominees identified in the accompanying Proxy Statement to the Board of Trustees of the Trust.

The close of business on June 9, 2025 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting (including any postponements or adjournments).

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

First Trust Exchange-Traded Fund VIII

List of Funds

First Trust Active Factor Large Cap ETF
First Trust Active Factor Mid Cap ETF
First Trust Active Factor Small Cap ETF
First Trust Active Global Quality Income ETF
First Trust Expanded Technology ETF
First Trust Flexible Municipal High Income ETF
First Trust Income Opportunities ETF
First Trust Innovation Leaders ETF
First Trust Low Duration Strategic Focus ETF
First Trust Multi-Manager Large Growth ETF
First Trust Multi-Manager Small Cap Opportunities ETF
First Trust Multi-Strategy Alternative ETF
First Trust Securitized Plus ETF
First Trust SkyBridge Crypto Industry and Digital Economy ETF
First Trust Smith Opportunistic Fixed Income ETF
First Trust Smith Unconstrained Bond ETF
FT Energy Income Partners Enhanced Income ETF
FT Raymond James Multicap Growth Equity ETF
FT Vest Buffered Allocation Defensive ETF
FT Vest Buffered Allocation Growth ETF
FT Vest Emerging Markets Buffer ETF - December
FT Vest Emerging Markets Buffer ETF - March
FT Vest Emerging Markets Buffer ETF - September
FT Vest International Equity Moderate Buffer ETF - December
FT Vest International Equity Moderate Buffer ETF - June
FT Vest International Equity Moderate Buffer ETF - March
FT Vest International Equity Moderate Buffer ETF - September
FT Vest Laddered Buffer ETF
FT Vest Laddered Deep Buffer ETF
FT Vest Laddered International Moderate Buffer ETF
FT Vest Laddered Moderate Buffer ETF
FT Vest Laddered Nasdaq Buffer ETF
FT Vest Laddered Small Cap Moderate Buffer ETF
FT Vest Nasdaq-100® Buffer ETF - December
FT Vest Nasdaq-100® Buffer ETF - June
FT Vest Nasdaq-100® Buffer ETF - March
FT Vest Nasdaq-100® Buffer ETF - September
FT Vest Nasdaq-100® Conservative Buffer ETF - April
FT Vest Nasdaq-100® Conservative Buffer ETF - January
FT Vest Nasdaq-100® Conservative Buffer ETF - July
FT Vest Nasdaq-100® Conservative Buffer ETF - October
FT Vest Nasdaq-100® Moderate Buffer ETF - August
FT Vest Nasdaq-100® Moderate Buffer ETF - February
FT Vest Nasdaq-100® Moderate Buffer ETF - May
FT Vest Nasdaq-100® Moderate Buffer ETF - November

FT Vest U.S. Equity Buffer & Premium Income ETF - December
FT Vest U.S. Equity Buffer & Premium Income ETF - June
FT Vest U.S. Equity Buffer & Premium Income ETF - March
FT Vest U.S. Equity Buffer & Premium Income ETF - September
FT Vest U.S. Equity Buffer ETF - April
FT Vest U.S. Equity Buffer ETF - August
FT Vest U.S. Equity Buffer ETF - December
FT Vest U.S. Equity Buffer ETF - February
FT Vest U.S. Equity Buffer ETF - January
FT Vest U.S. Equity Buffer ETF - July
FT Vest U.S. Equity Buffer ETF - June
FT Vest U.S. Equity Buffer ETF - March
FT Vest U.S. Equity Buffer ETF - May
FT Vest U.S. Equity Buffer ETF - November
FT Vest U.S. Equity Buffer ETF - October
FT Vest U.S. Equity Buffer ETF - September
FT Vest U.S. Equity Deep Buffer ETF - April
FT Vest U.S. Equity Deep Buffer ETF - August
FT Vest U.S. Equity Deep Buffer ETF - December
FT Vest U.S. Equity Deep Buffer ETF - February
FT Vest U.S. Equity Deep Buffer ETF - January
FT Vest U.S. Equity Deep Buffer ETF - July
FT Vest U.S. Equity Deep Buffer ETF - June
FT Vest U.S. Equity Deep Buffer ETF - March
FT Vest U.S. Equity Deep Buffer ETF - May
FT Vest U.S. Equity Deep Buffer ETF - November
FT Vest U.S. Equity Deep Buffer ETF - October
FT Vest U.S. Equity Deep Buffer ETF - September
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September
FT Vest U.S. Equity Equal Weight Buffer ETF - December
FT Vest U.S. Equity Equal Weight Buffer ETF - June
FT Vest U.S. Equity Equal Weight Buffer ETF - March
FT Vest U.S. Equity Equal Weight Buffer ETF - September
FT Vest U.S. Equity Max Buffer ETF - April
FT Vest U.S. Equity Max Buffer ETF - August
FT Vest U.S. Equity Max Buffer ETF - December

FT Vest U.S. Equity Max Buffer ETF - February
FT Vest U.S. Equity Max Buffer ETF - January
FT Vest U.S. Equity Max Buffer ETF - July
FT Vest U.S. Equity Max Buffer ETF - June
FT Vest U.S. Equity Max Buffer ETF - March
FT Vest U.S. Equity Max Buffer ETF - May
FT Vest U.S. Equity Max Buffer ETF - November
FT Vest U.S. Equity Max Buffer ETF - October
FT Vest U.S. Equity Max Buffer ETF - September
FT Vest U.S. Equity Moderate Buffer ETF - April
FT Vest U.S. Equity Moderate Buffer ETF - August
FT Vest U.S. Equity Moderate Buffer ETF - December
FT Vest U.S. Equity Moderate Buffer ETF - February
FT Vest U.S. Equity Moderate Buffer ETF - January
FT Vest U.S. Equity Moderate Buffer ETF - July
FT Vest U.S. Equity Moderate Buffer ETF - June
FT Vest U.S. Equity Moderate Buffer ETF - March
FT Vest U.S. Equity Moderate Buffer ETF - May
FT Vest U.S. Equity Moderate Buffer ETF - November
FT Vest U.S. Equity Moderate Buffer ETF - October
FT Vest U.S. Equity Moderate Buffer ETF - September
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF
FT Vest U.S. Equity Quarterly Max Buffer ETF
FT Vest U.S. Equity Uncapped Accelerator ETF - April
FT Vest U.S. Equity Uncapped Accelerator ETF - January
FT Vest U.S. Equity Uncapped Accelerator ETF - October
FT Vest U.S. Small Cap Moderate Buffer ETF - August
FT Vest U.S. Small Cap Moderate Buffer ETF - February
FT Vest U.S. Small Cap Moderate Buffer ETF - May
FT Vest U.S. Small Cap Moderate Buffer ETF - November

First Trust Exchange-Traded Fund VIII
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Special Meeting of Shareholders
To be held on August 12, 2025

Proxy Statement

July 8, 2025

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about July 15, 2025.

This Proxy Statement is being furnished in connection with the solicitation by the Board of Trustees (the “Board”) of First Trust Exchange-Traded Fund VIII (the “Trust”), a Massachusetts business trust, of proxies to be voted at the Special Meeting of Shareholders that is scheduled to be held at the offices of First Trust Advisors L.P. (the “Advisor” or “First Trust Advisors”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Tuesday, August 12, 2025, at 2:30 p.m. Central Time, and at any and all postponements or adjournments thereof (referred to collectively as the “Meeting”). The Trust has 127 series, 123 of which had publicly offered shares as of the Record Date (as defined below). For purposes of this Proxy Statement, the series of the Trust that had publicly offered shares as of the Record Date are referred to collectively as the “Funds” and each, a “Fund.” A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. Each Fund’s name and ticker symbol are listed on Appendix A.

As discussed more fully below, shareholders are being asked to consider and vote on a proposal to elect or re-elect, as applicable, the eight nominees listed in the Proposal below (the “Nominees”) to the Board of the Trust (the “Proposal”) and to transact such other business as may properly come before the Meeting (including any postponements or adjournments). Seven of the Nominees currently serve as Trustees of the Trust and one Nominee, if elected, will serve as an additional Trustee of the Trust following his election at the Meeting. For the remainder of this Proxy Statement, unless the context otherwise requires, the term “election” also generally includes re-election of the applicable Nominees.

Shareholders of record on June 9, 2025 (the “Record Date”) are entitled to notice of and to vote at the Meeting (including any postponements or adjournments). The shareholders of each Fund will vote together with shareholders of the other Funds for the election of Trustees.

In addition to the Trust, certain other First Trust funds (the “Additional Special Meeting Funds”) will also hold special meetings of shareholders to elect the Nominees as trustees of those funds. If you were a shareholder of record of one or more of the Additional Special Meeting Funds on the record date established for their special meetings of shareholders, you will receive separate proxy materials relating to those funds. The election of any Nominee by the shareholders of the Trust is not contingent upon the election of such Nominee by shareholders of the Additional Special Meeting Funds.

Shareholders may vote on the Proposal by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting. For more information, see “Additional Information—The Meeting and Voting Rights.”

The Board unanimously recommends that shareholders vote “FOR” the election of each Nominee.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to be Held on August 12, 2025. This Proxy Statement is available on the Internet at: https://www.ftportfolios.com/LoadContent/gw3drqbs8yho. Each Fund’s most recent annual and/or semi-annual reports are also available on the Internet at: https://www.ftportfolios.com. To find a report, select your Fund (which can be found under the “ETFs” tab), select the “News & Literature” link, and go to the “Quarterly/Semi-Annual or Annual Reports” heading. Each Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 621-1675. You may call (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Proposal: Election of the Eight Nominees Named Below to the Board of Trustees

At the Meeting, eight Nominees are proposed to be elected to the Board of Trustees by shareholders. The Nominees are: James A. Bowen, Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright currently serve as Trustees of the Trust, and each is an “Independent Trustee” (i.e., not an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”))). In addition, Mr. Bowen currently serves as a Trustee of the Trust. He is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors, the investment advisor to each Fund, and is referred to as the “Interested Trustee.” Further, the Nominating and Governance Committee of the Board has recommended, and the Independent Trustees of the Trust have selected, Mr. Driscoll as a Nominee. Mr. Driscoll is currently not a Trustee of the Trust, but, if elected, he will begin serving as a new Independent Trustee following his election at the Meeting. Each Nominee, if elected as a Trustee, will serve a term until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or his or her successor, and until his or her successor, if any, is elected, qualified and serving as a Trustee, or until he or she earlier resigns, retires or is otherwise removed.

Under the 1940 Act, the Board is allowed to appoint new Trustees to fill vacancies so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. The following Trustees have previously been elected by shareholders of the Trust: Mr. Bowen, Dr. Erickson, Mr. Kadlec, Mr. Keith and Mr. Nielson. Ms. Keefe and Ms. Wright were appointed to the Board in 2021 and 2023, respectively, but have not been elected by shareholders. At this time, if a Trustee previously elected by shareholders were to leave the Board, the Board would be unable to fill the vacancy without a shareholder vote. Moreover, currently, the Board may not appoint any additional Trustees without a shareholder vote and, accordingly, may not appoint Mr. Driscoll to the Board. If all Trustees of the Trust have been elected by shareholders, the Board will have more flexibility to appoint a limited number of new Trustees in the future without the need or expense of holding additional shareholder meetings. At this time, the Board is proposing that shareholders elect Mr. Driscoll as a new Independent Trustee and has also determined that it is an appropriate time to provide shareholders with the opportunity to elect all of the current Trustees (including an opportunity to re-elect those who have previously been elected by shareholders). Accordingly, the shareholders of the Trust (including shareholders of each Fund that is a series of the Trust) are being asked to consider and approve the election of the Nominees. Further information regarding each Nominee, including a summary of the experience and qualifications that led to the conclusion that he or she should serve as a Trustee, is provided below.

Required Vote: The election of the Nominees must be approved by a plurality of the votes cast in person or by proxy at the Meeting, provided a quorum is present. Under a plurality voting requirement, the candidates who receive the highest number of votes will be elected. For example, if there are eight Nominees for election to the Board and eight Trustees to be elected, a vote by plurality means the eight Nominees with the highest number of affirmative votes, regardless of the votes withheld for the Nominees, will be elected. If a quorum is present at the Meeting, it is expected that each Nominee who receives any votes “FOR” such Nominee will be elected. Using the enclosed proxy card, with respect to each Nominee, a shareholder may authorize the named proxies to vote the shares represented thereby “FOR” the election of the Nominee or may indicate that authority to vote for the election of the Nominee is withheld (a “withheld vote”). Abstentions, withheld votes with respect to any Nominee and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), if any, will have no effect on the approval of the Proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

If a Nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee recommended by the Trust’s Board in accordance with the Trust’s procedures.

The Board of Trustees Unanimously Recommends that Shareholders Vote
FOR the Election of Each Nominee.

Management

Management of the Funds

The general supervision of the duties performed for each Fund under its respective investment management agreement with the Advisor is the responsibility of the Trust’s Board. As described above, the Trust currently has seven Trustees, consisting of one Interested Trustee and six Independent Trustees. If the Proposal is approved by shareholders, the Trust will have eight Trustees, consisting of one Interested Trustee and seven Independent Trustees. The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Trust’s investment advisor, sub-advisors and other service providers. The officers of the Trust manage its day-to-day operations and are responsible to the Board. The following is a list of the Nominees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Nominee oversees and the other trusteeships or directorships each Nominee has held during the past five years, if applicable.

The remainder of this page is intentionally left blank.

The following tables identify the Nominees and the executive officers of the Trust. Unless otherwise indicated, the address of all persons is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Independent Trustees/Nominees

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Nominee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Nominees Currently Serving as Independent Trustees
Richard E. Erickson 1951	Trustee/Nominee	•Indefinite term •Since inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	311	None
Thomas R. Kadlec 1957	Trustee/Nominee	•Indefinite term •Since inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	311	Director, National Futures Association; formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd., and Futures Industry Association
Denise M. Keefe 1964	Trustee/Nominee	•Indefinite term •Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	311	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (2021 to 2024); and Director of MobileHelp (2022 to 2024)
Robert F. Keith 1956	Trustee/Nominee	•Indefinite term •Since inception	President, Hibs Enterprises (Financial and Management Consulting)	311	Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee/Nominee	•Indefinite term •Since inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	311	None

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Nominee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Bronwyn Wright[1] 1971	Trustee/Nominee	•Indefinite term •Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	282	None
Nominee for Election as a New Independent Trustee
Thomas J. Driscoll[2] 1961	Nominee	N/A	Retired; Partner, Deloitte LLP and Deloitte Tax LLP (1998 to January 2024)	None	None

Interested Trustee/Nominee

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
James A. Bowen[3] 1955	Trustee/Nominee and Chairman of the Board	•Indefinite term •Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	311	None

Executive Officers4

Name and Year of Birth	Positions and Offices with Funds	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
James M. Dykas 1966	President and Chief Executive Officer	•Indefinite term •Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)

Name and Year of Birth	Positions and Offices with Funds	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
W. Scott Jardine 1960	Secretary and Chief Legal Officer	•Indefinite term •Since inception

General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC (Software Development Company); Secretary, Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist 1970	Vice President	•Indefinite term •Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	•Indefinite term •Since inception	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P. (since February 2025); previously, Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Derek D. Maltbie 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	•Indefinite term •Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P. (since July 2021); Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P. (2014 to 2021)
Roger F. Testin 1966	Vice President	•Indefinite term •Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	•Indefinite term •Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
[1]	Ms. Wright is currently serving as a Trustee of the Trust and certain other trusts in the First Trust Fund Complex (as defined below). In addition, she has been nominated for election to the Board and the boards of trustees of certain other trusts in the First Trust Fund Complex. If Ms. Wright is elected to the board of trustees of each trust for which she has been nominated, she will oversee 311 portfolios in the First Trust Fund Complex.
[2]	Mr. Driscoll does not currently serve as a Trustee of the Trust or of any other trusts in the First Trust Fund Complex (as defined below). If Mr. Driscoll is elected to the Board and to the board of trustees of each Additional Special Meeting Fund for which he has been nominated, he will oversee 306 portfolios in the First Trust Fund Complex.
[3]	Mr. Bowen is deemed an “interested person” of the Funds due to his position as Chief Executive Officer of First Trust Advisors, the Funds’ investment advisor.
[4]	The term “executive officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Unitary Board Leadership Structure

Except in certain circumstances (as noted below) under which a Trustee is unable to sit on all the boards of all the funds in the First Trust Fund Complex (as defined below), each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee (except as noted below) currently serves as a trustee of five closed-end funds advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with five portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with seven portfolios advised by First Trust Advisors; and, in addition to the Trust, First Trust Exchange-Traded Fund (“FTETF”), First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, open-end management investment companies with, in the aggregate, 294 portfolios, including the Funds (each such portfolio, a “First Trust ETF” and each such open-end management investment company, an “ETF Trust”) advised by First Trust Advisors (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). Ms. Wright also serves as director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing 44 exchange-traded funds and one mutual fund, and advised by First Trust Advisors (collectively, the “First Trust UCITS”). In addition, Ms. Wright had previously served on the board of directors of First Trust Global Portfolios Management Limited, the manager to the First Trust UCITS and an affiliate of First Trust Advisors, but resigned such position effective March 6, 2023. Except as noted above, during the past five years, none of the currently serving Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors and the principal underwriter of the Funds’ shares (“First Trust Portfolios” or the “Distributor”)), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates. Due to certain restrictions resulting from the 1940 Act, Ms. Wright does not currently serve as a Trustee of FTETF, with, in the aggregate, 29 portfolios; however, she serves as an advisory board member of FTETF, and shareholders as of the applicable record date of the First Trust ETFs that are series of FTETF will be asked to consider and vote on a proposal to elect Ms. Wright to the board of trustees of FTETF.

The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust ETFs, the trustees overseeing the First Trust Funds believe that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the business of the Funds. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. As noted above, the Board of the Trust is currently composed of six Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board. An individual who is not a Trustee serves as President and Chief Executive Officer of the First Trust Funds.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) chairing all meetings of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds’ service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves for such term as approved by the Independent Trustees or until his or her successor is selected. Robert F. Keith currently serves as the Lead Independent Trustee.

In addition, the Independent Trustees may select one Independent Trustee to serve as a Vice Lead Independent Trustee for such term as approved by the Independent Trustees or until his or her successor is selected. The Vice Lead Independent Trustee assists the Lead Independent Trustee in the performance of his or her responsibilities and, in the absence of the Lead Independent Trustee, may act in the place of the Lead Independent Trustee. The Vice Lead Independent Trustee is also responsible for any other duties that the Independent Trustees may delegate to him or her. Thomas R. Kadlec currently serves as the Vice Lead Independent Trustee.

The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds’ activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

The five standing committees of the Board are: the Executive Committee, the Dividend Committee, the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Dividend Committee, the Nominating and Governance Committee, the Valuation Committee and the Audit Committee each have a Chair, and the Audit Committee has a Vice Chair. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The next rotation is currently scheduled to be effective January 1, 2026. In addition, the Lead Independent Trustee and the Vice Lead Independent Trustee currently serve on the Executive Committee with the Interested Trustee.

Below is additional information about the Board’s standing committees.

Executive Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board to the extent permitted by the Trust’s Declaration of Trust and By-Laws. Mr. Bowen, Mr. Keith and Mr. Kadlec are members of the Executive Committee. The number of meetings of the Executive Committee held during the Funds’ last fiscal year is shown in Appendix B.

Dividend Committee. The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of the Funds’ dividends. Mr. Keith and Mr. Kadlec are members of the Dividend Committee. The number of meetings of the Dividend Committee held during the Funds’ last fiscal year is shown in Appendix B.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright are members of the Nominating and Governance Committee, and each is an Independent Trustee. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on each Fund’s website at https://www.ftportfolios.com (go to News & Literature on the applicable webpage). The Board has adopted a mandatory retirement age of 75 for Independent Trustees, beyond which age Independent Trustees are ineligible to serve. The Nominating and Governance Committee will not consider new trustee candidates who are 72 years of age or older.

If there is no current or anticipated vacancy on the Board, the Nominating and Governance Committee will not actively seek recommendations for nominations from other parties, including shareholders of the Funds. When a vacancy on the Board occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Funds. In addition, the Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders should mail such recommendation to W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Trust, as such term is defined in the 1940 Act, and such other information regarding circumstances that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. Under no circumstances will the Nominating and Governance Committee evaluate nominees recommended by a shareholder on a basis substantially different from that used for other nominees for the same election or appointment of Trustees. However, the Nominating and Governance Committee reserves the right to make the final selection of any Trustee nominees and is not required to take action with respect to any recommendations that may be submitted by shareholders. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and to counsel to the Independent Trustees.

The number of meetings of the Nominating and Governance Committee held during the Funds’ last fiscal year is shown in Appendix B.

Valuation Committee. The Valuation Committee is responsible for overseeing the activities of the Advisor as the “Valuation Designee” in performing the fair value determinations relating to the Funds’ securities and other investments pursuant to Rule 2a-5 under the 1940 Act. Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright are members of the Valuation Committee. The number of meetings of the Valuation Committee held during the Funds’ last fiscal year is shown in Appendix B.

Audit Committee. The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.ftportfolios.com (go to News & Literature on the applicable Fund’s webpage). Dr. Erickson, Mr. Kadlec, Ms. Keefe, Mr. Keith, Mr. Nielson and Ms. Wright serve on the Audit Committee. The number of meetings of the Audit Committee held during the Funds’ last fiscal year is shown in Appendix B.

In carrying out its responsibilities, as described below under “Independent Auditors — Pre-Approval,” the Audit Committee generally pre-approves all audit services and permitted non-audit services for the Trust (including the fees and terms thereof) and non-audit services to be performed for the Advisor and First Trust Portfolios, the principal underwriter of the Funds’ shares, by Deloitte & Touche LLP (“Deloitte & Touche”), the Trust’s independent registered public accounting firm (“independent auditors”), if the engagement relates directly to the operations and financial reporting of the Trust.

The number of Board meetings held during the Funds’ last fiscal year is shown in Appendix B. During such fiscal year, each Trustee attended at least 75% of the aggregate number of meetings of the Board and of each Board committee on which the Trustee served that were held during the period for which the Trustee served as a Trustee.

Risk Oversight

As part of the general oversight of each Fund, the Board is involved in the risk oversight of such Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk, including oversight of sub-advisors (if any), is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisors (if any) and their operations and processes. The Board reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Funds’ independent auditors, the Funds’ major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors each Fund’s valuation risk and oversees the Advisor’s performance as Valuation Designee.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and, if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, if any, underwriters or other principal service providers, including any affiliates of these entities.

The Nominating and Governance Committee unanimously determined to recommend the nomination of (i) Mr. Driscoll, who does not currently serve as a Trustee of any of the First Trust Funds, following a thorough selection process by the Trustees; (ii) Ms. Keefe and Ms. Wright, who were appointed to the Board in 2021 and 2023, respectively, following a thorough selection process by the Trustees; and (iii) Mr. Bowen, Dr. Erickson, Mr. Kadlec, Mr. Keith and Mr. Nielson, each of whom has previously been elected to the Board by shareholders and has served as a Trustee of the First Trust Funds since the year set forth in the biographical information below. The Board received and reviewed the recommendation of the Nominating and Governance Committee and unanimously determined to nominate each Nominee for election.

Listed below for each Nominee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Proxy Statement, that such Nominee should serve as a Trustee of the Trust.

Nominees

Current Independent Trustees

Richard E. Erickson, M.D. Richard E. Erickson, M.D., was previously an orthopedic surgeon with Edward-Elmhurst Medical Group from 2021 to September 2023. Prior thereto, he was President of Wheaton Orthopedics (from 1990 to 2021), a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 – 2009 and 2017  –  2019) and on the Executive Committee (2008 – 2009 and 2017 – 2022), Chairman of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chairman of the Valuation Committee (June 2006 – 2007, 2010 – 2011 and 2020 – 2022) and Chairman of the Audit Committee (2012 – 2013) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2023) of the First Trust Funds.

Thomas R. Kadlec. Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008 – 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of the First Trust Funds since 2003. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 – 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 – 2016). He also served as Chairman of the Valuation Committee (2008 – 2009 and 2017 – 2019), Chairman of the Audit Committee (2010  –  2011 and 2020 – 2022) and Chairman of the Nominating and Governance Committee (2012  –  2013) of the First Trust Funds. He currently serves as Vice Lead Independent Trustee (since March 12, 2024), on the Executive Committee (since March 12, 2024), on the Dividend Committee (since March 12, 2024) and as Chairman of the Nominating and Governance Committee (since January 1, 2023) of the First Trust Funds.

Denise M. Keefe. Denise M. Keefe has been Senior Vice President of Advocate Health, Continuing Health Division, since 2023, and from 2018 to 2023 was Executive Vice President of Advocate Aurora Health (together, with Advocate Health, “Advocate”). Advocate is one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since November 1, 2021. In addition, she currently serves as Audit Committee Vice Chair (since March 12, 2024) of the First Trust Funds.

Robert F. Keith. Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services Company; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since 2006. Mr. Keith has also served as Chairman of the Audit Committee (2008 – 2009 and 2017 – 2019), Chairman of the Nominating and Governance Committee (2010 – 2011 and 2020 – 2022), and Chairman of the Valuation Committee (2014  – 2016) of the First Trust Funds. He also served as Lead Independent Trustee (2012 – 2013) and on the Executive Committee (2012 – 2016) of the First Trust Funds. He currently serves as Lead Independent Trustee, Chairman of the Dividend Committee and on the Executive Committee (each since January 1, 2023) of the First Trust Funds.

Niel B. Nielson. Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services, since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 to 2014. Mr. Nielson formerly served as President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the First Trust Funds since 1999. Mr. Nielson has also served as Chairman of the Audit Committee (2003 – 2007 and 2014 – 2016), Chairman of the Valuation Committee (2012 – 2013), Chairman of the Nominating and Governance Committee (2008 – 2009 and 2017 – 2019), Chairman of the Dividend Committee (2020 – 2022), and Lead Independent Trustee (2010 – 2011 and 2020 – 2022) of the First Trust Funds. Further, he has served as a member of the Executive Committee (2010 – 2011 and January 1, 2020 – March 12, 2024) and the Dividend Committee (October 19, 2020 – March 12, 2024) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2023) of the First Trust Funds.

Bronwyn Wright. Bronwyn Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman. Ms. Wright has served as a Trustee of the First Trust Funds (other than FTETF) and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of such First Trust Funds since September 10, 2023.

Nominee for Election as a New Independent Trustee

Thomas J. Driscoll. Thomas J. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (collectively, “Deloitte”) from September 1998 to January 2024. As a Partner at Deloitte, Mr. Driscoll served in various roles including as lead client service partner, lead relationship partner and lead tax partner for various clients in the asset management, broker-dealer and financial services businesses. Mr. Driscoll also served as the Vice Chairman, Partner in Charge of Deloitte’s international tax and transfer pricing (economics) business responsible for leading and managing Deloitte’s international tax and transfer pricing practice with over 1,200 professionals in the United States and India. Finally, as a member of the Board of Deloitte Tax LLP, Mr. Driscoll was a part of the executive committee responsible for overseeing Deloitte’s tax practice in the United States. If elected by shareholders of the Trust, Mr. Driscoll will serve as a Trustee of the Trust and expects to be appointed to the Audit Committee, Nominating and Governance Committee and Valuation Committee of the Board of Trustees of the Trust. Further, if elected by shareholders of any Additional Special Meeting Funds, Mr. Driscoll will serve as a trustee of such funds and expects to be appointed to the Audit Committee, Nominating and Governance Committee and Valuation Committee of the applicable boards.

As noted above, Mr. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (previously defined, collectively, as “Deloitte”; for purposes of this paragraph, for the avoidance of doubt, “Deloitte” includes Deloitte affiliated partnerships) from September 1998 until his retirement in January 2024. Deloitte & Touche and Deloitte Tax LLP serve as independent auditors and tax services provider, respectively, of the First Trust Funds, First Trust Advisors and certain other affiliated entities of First Trust Advisors (collectively, “First Trust”). Prior to his retirement, Mr. Driscoll served as a tax partner, and for certain periods as Lead Client Service Partner, on various matters involving First Trust. During the period of his employment with Deloitte, Mr. Driscoll was, and Deloitte was and continues to be, subject to requirements to be independent with respect to First Trust in accordance with the U.S. federal securities laws and applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Public Company Accounting Oversight Board (United States). For the 2023 and 2024 calendar years, amounts paid by First Trust to Deloitte were in excess of $11.8 million and $12.6 million, respectively. In addition, Deloitte provides tax services to The Bank of New York Mellon in connection with unit investment trusts sponsored by First Trust Portfolios, an affiliate of First Trust Advisors. Further, in addition to providing the services described above, from time to time, Deloitte may engage in other business relationships with various affiliates of First Trust. Deloitte and Mr. Driscoll have severed all relationships, including settlement of capital accounts and retirement benefits in accordance with the requirements of the SEC’s auditor independence rules.

Interested Trustee

James A. Bowen. James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors and First Trust Portfolios. Until January 23, 2012, he served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 40 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the First Trust Funds since 1999.

Executive Officers

The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 311 portfolios) as they hold with the Trust, except Mr. Ueland, who is an executive officer of only the ETF Trusts, and Mr. Testin, who is an executive officer of only the ETF Trusts, First Trust Series Fund and First Trust Variable Insurance Trust.

Fund Shares Owned by Nominees and Executive Officers

The Independent Trustees have adopted a policy that establishes the expectation that, within three years of becoming an Independent Trustee, the Independent Trustee will have invested an amount in the funds in the First Trust Fund Complex he or she oversees in the aggregate of at least one year’s annual retainer for board service, with investments allocated among the funds in the First Trust Fund Complex depending on what is suitable for the Trustee’s personal investment needs. The dollar range of equity securities beneficially owned by each Nominee as of December 31, 2024 in each Fund and in all funds in the First Trust Fund Complex overseen or to be overseen by the Nominee is set forth in Appendix C. In addition, the number of shares of each Fund beneficially owned by each Nominee and by the Nominees and executive officers of the Trust as a group as of December 31, 2024 is set forth in Appendix C. As of December 31, 2024, the Nominees and executive officers of the Trust as a group beneficially owned less than 1% of each Fund’s shares outstanding, except as follows. As of December 31, 2024, with respect to First Trust Active Global Quality Income ETF, (a) James A. Bowen, the Interested Trustee of the Trust, owned 157,808 shares, which represented approximately 3.87% of the then-outstanding shares of such Fund; and (b) the Nominees and executive officers of the Trust as a group owned 166,301 shares, which represented approximately 4.07% of the then-outstanding shares of such Fund.

Compensation

Effective January 1, 2024, the fixed annual retainer paid to the Independent Trustees is $285,000 per year, and each Independent Trustee receives an annual per fund fee of $7,500 for each closed-end fund, $2,000 for each actively managed fund, $750 for each target outcome fund and $500 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Vice Lead Independent Trustee is paid up to $25,000 annually (effective March 12, 2024), the Chair of the Audit Committee is paid $25,000 annually, the Chair of the Valuation Committee is paid $20,000 annually, the Chair of the Nominating and Governance Committee is paid $20,000 annually and the Vice Chair of the Audit Committee is paid $15,000 annually (effective March 12, 2024) to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chair, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate in accordance with the rotation periods established by the Board.

Set forth in Appendix D is information regarding, as applicable, (i) the compensation paid to each Nominee (including reimbursement for travel and out-of-pocket expenses) with respect to the Funds for their last fiscal year; and (ii) the total compensation paid to each Nominee with respect to all First Trust Funds for the calendar year ended December 31, 2024. The Trust has no retirement or pension plans. The executive officers and the Interested Trustee of the Trust receive no compensation for serving in such capacities. The Trust has no employees. Its officers are compensated by the Advisor.

Independent Auditors

Deloitte & Touche has been selected to serve as the independent auditors for the Trust for each applicable Fund’s current fiscal year, and acted as the independent auditors for the Trust for each applicable Fund’s most recently completed fiscal year. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Information about the fees paid to Deloitte & Touche for the previous two fiscal years of the Funds is included in Appendix E.

Pre-Approval

Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of the Trust is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Trust by its independent auditors. The Chair or Vice Chair of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

The Audit Committee is also responsible for the pre-approval of the independent auditors’ engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors’ independence.

None of the Audit Fees, Audit-Related Fees, Tax Fees, or All Other Fees, if any, or the Aggregate Non-Audit Fees disclosed in Appendix E that were required to be pre-approved by the Audit Committee pursuant to its Pre-Approval Policy were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

Because the Audit Committee has not been informed of any such services, the Audit Committee has not considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Trust’s proxy solicitor, EQ Fund Solutions, LLC, at (866) 829-1035 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees Unanimously Recommends That Shareholders Vote FOR the Election of Each Nominee.

Additional Information

General Information—Solicitation of Proxies

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communications by (i) officers of the Trust; (ii) the Advisor and additional service providers to the Trust; and (iii) agents, representatives and affiliates of any of the foregoing. The Trust and the Additional Special Meeting Funds will incur costs in connection with the solicitation of proxies to be voted at their special meetings, including, among other things, the expenses associated with preparation, printing and mailing of proxy materials; fees paid to EQ Fund Solutions, LLC (“EQ Fund Solutions”), a proxy solicitation firm; and reimbursements to brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the respective funds (collectively the “Proxy Costs”). Proxy Costs will be shared equally by each Fund and Additional Special Meeting Fund that, as of the Record Date, had publicly offered shares (including funds that serve as investment vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts).

EQ Fund Solutions has been engaged to provide proxy solicitation services and certain related services to the Trust and the Additional Special Meeting Funds. Although subject to change, the fees to be paid to EQ Fund Solutions for providing such services are currently estimated to be approximately $41,000.

The Meeting and Voting Rights

The Meeting is scheduled to be held on Tuesday, August 12, 2025, at 2:30 p.m. Central Time at the offices of First Trust Advisors, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold Fund shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting. You may call (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Each shareholder will be entitled to one vote for each full share of a Fund the shareholder owns and a proportionate fractional vote for any fraction of a share the shareholder owns.

Any shareholder who wishes to inspect the list of shareholders of record entitled to notice of and to be present and to vote at the Meeting should contact the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Use and Revocation of Proxies

Using the enclosed proxy card, with respect to each Nominee, a shareholder may authorize the named proxies to vote the shares represented thereby for the election of the Nominee or may indicate that authority to vote for the election of the Nominee is withheld. For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted, or the vote withheld, in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of each Nominee, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting in person; (ii) timely submitting a revocation of a prior proxy to (a) the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or (b) if the shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy.

Quorum Requirements, Postponements and Adjournments

A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of the Funds entitled to vote at the Meeting will be necessary to constitute a quorum for the transaction of business by the Trust. For purposes of establishing whether a quorum is present at the Meeting, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions, withheld votes and broker non-votes, if any, will be counted.

The Meeting may be postponed prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. In addition, the Meeting may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, if a quorum is not present with respect to such matter. Further, the Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present at the Meeting and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice.

Shares Outstanding

Only holders of record of shares at the close of business on June 9, 2025 (previously defined as the “Record Date”) are entitled to vote on the Proposal at the Meeting. For each Fund, the number of shares outstanding as of the Record Date is set forth in Appendix A.

Share Ownership Over 5%

With respect to each Fund, the persons who, to the knowledge of the Trust, held more than 5% of the shares outstanding of the Fund as of the Record Date are listed in Appendix F.

Service Providers

First Trust Advisors L.P. (previously defined as “First Trust Advisors” or the “Advisor”), 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as each Fund’s investment advisor. First Trust Advisors is also responsible for, among other things, providing certain clerical, bookkeeping and other administrative services to each Fund. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors and the sole Interested Trustee of the Trust.

Each of the following serves as an investment sub-advisor to one or more Funds, as set forth in Appendix A:

Name of Sub-Advisor	Address of Sub-Advisor
Driehaus Capital Management LLC	25 East Erie Street, Chicago, Illinois 60611
Energy Income Partners, LLC	10 Wright Street, Westport, Connecticut 06880
Janus Henderson Investors US LLC	151 Detroit Street, Denver, Colorado 80206-4805
Raymond James & Associates, Inc.	880 Carillon Parkway, St. Petersburg, Florida 33716
Sands Capital Management, LLC	1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209
SkyBridge Capital II, LLC	527 Madison Avenue, 16th Floor, New York, New York 10022
Smith Capital Investors, LLC	1430 Blake Street, Denver, Colorado 80202
Stephens Investment Management Group, LLC	111 Center Street, Little Rock, Arkansas 72201
Vest Financial LLC	8350 Broad Street, Suite 240, McLean, Virginia 22102
Wellington Management Company LLP	280 Congress Street, Boston, Massachusetts 02210

Energy Income Partners, LLC and Vest Financial LLC are affiliates of First Trust Advisors.

First Trust Portfolios L.P. (previously defined as “First Trust Portfolios” or the “Distributor”), an affiliate of the Advisor, is the principal underwriter of the Funds’ shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon, the Funds’ administrator, fund accountant, custodian and transfer agent, is located at 240 Greenwich Street, New York, New York 10286.

Disclaimers

Disclaimers relating to certain of the Funds are set forth in Appendix G.

Shareholder Communications

Shareholders of a Fund who want to communicate with the Board of the Trust or any individual Trustee should write to the Trust to the attention of its Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Delivery of Certain Documents

Each Fund will furnish, without charge, a copy of its most recent annual report, audited financial statements for the applicable fiscal years and/or semi-annual report, as available, upon request. Such requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling (800) 621-1675.

Please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Trust or a Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

Because the Trust does not hold annual shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) of the Trust or any Fund cannot be provided. For any matter to be properly before any meeting of shareholders, the matter must be either specified in the notice of meeting given by or at the direction of a majority of the Trustees then in office or otherwise brought before the meeting by or at the direction of the chair or other presiding officer. With the exception of shareholder proposals submitted in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor provisions, only matters proposed by the Trustees may be included in the Trust’s or a Fund’s proxy materials. The Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Trust or applicable Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Other Matters to Come Before the Meeting

No business other than the Proposal to elect to the Board of Trustees the eight Nominees identified in this Proxy Statement is expected to come before the Meeting, but should any other matter permitted under the Trust’s By-Laws to be brought before the Meeting and requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting submitted to shareholders, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

July 8, 2025

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Trust’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 829-1035 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

Appendix A

FUND INFORMATION

Fund Name	Ticker Symbol	Sub-Advisor(s)	Fiscal Year End	Shares Outstanding as of the Record Date
First Trust Active Factor Large Cap ETF	AFLG	N/A	8/31	8,600,002
First Trust Active Factor Mid Cap ETF	AFMC	N/A	8/31	2,050,000
First Trust Active Factor Small Cap ETF	AFSM	N/A	8/31	1,200,002
First Trust Active Global Quality Income ETF	AGQI	Janus Henderson Investors US LLC	11/30	3,631,908
First Trust Expanded Technology ETF	XPND	N/A	8/31	800,002
First Trust Flexible Municipal High Income ETF	MFLX	N/A	8/31	850,002
First Trust Income Opportunities ETF	FCEF	N/A	8/31	2,055,000
First Trust Innovation Leaders ETF	ILDR	N/A	8/31	2,350,002
First Trust Low Duration Strategic Focus ETF	LDSF	N/A	8/31	6,600,002
First Trust Multi-Manager Large Growth ETF	MMLG	Wellington Management Company LLP and Sands Capital Management, LLC	8/31	2,300,002
First Trust Multi-Manager Small Cap Opportunities ETF	MMSC	Driehaus Capital Management LLC and Stephens Investment Management Group, LLC	8/31	1,250,002
First Trust Multi-Strategy Alternative ETF	LALT	N/A	8/31	950,000
First Trust Securitized Plus ETF	DEED	N/A	8/31	3,350,002
First Trust SkyBridge Crypto Industry and Digital Economy ETF	CRPT	SkyBridge Capital II, LLC	8/31	6,000,002
First Trust Smith Opportunistic Fixed Income ETF	FIXD	Smith Capital Investors, LLC	8/31	77,950,002
First Trust Smith Unconstrained Bond ETF	UCON	Smith Capital Investors, LLC	8/31	120,200,002
FT Energy Income Partners Enhanced Income ETF	EIPI	Energy Income Partners, LLC	11/30	46,535,550
FT Raymond James Multicap Growth Equity ETF	RJMG	Raymond James & Associates, Inc.	5/31	550,000
FT Vest Buffered Allocation Defensive ETF	BUFT	Vest Financial LLC	8/31	5,200,002
FT Vest Buffered Allocation Growth ETF	BUFG	Vest Financial LLC	8/31	10,550,002
FT Vest Emerging Markets Buffer ETF - December	TDEC	Vest Financial LLC	5/31	900,000
FT Vest Emerging Markets Buffer ETF - March	TMAR	Vest Financial LLC	5/31	150,000
FT Vest Emerging Markets Buffer ETF - September	TSEP	Vest Financial LLC	5/31	100,000
FT Vest International Equity Moderate Buffer ETF - December	YDEC	Vest Financial LLC	8/31	3,100,002
FT Vest International Equity Moderate Buffer ETF - June	YJUN	Vest Financial LLC	8/31	6,000,002
FT Vest International Equity Moderate Buffer ETF - March	YMAR	Vest Financial LLC	8/31	5,400,002
FT Vest International Equity Moderate Buffer ETF - September	YSEP	Vest Financial LLC	8/31	4,400,002
FT Vest Laddered Buffer ETF	BUFR	Vest Financial LLC	8/31	214,700,002
FT Vest Laddered Deep Buffer ETF	BUFD	Vest Financial LLC	8/31	49,950,002
FT Vest Laddered International Moderate Buffer ETF	BUFY	Vest Financial LLC	8/31	1,300,000

Fund Name	Ticker Symbol	Sub-Advisor(s)	Fiscal Year End	Shares Outstanding as of the Record Date
FT Vest Laddered Moderate Buffer ETF	BUFZ	Vest Financial LLC	8/31	19,250,000
FT Vest Laddered Nasdaq Buffer ETF	BUFQ	Vest Financial LLC	8/31	29,500,002
FT Vest Laddered Small Cap Moderate Buffer ETF	BUFS	Vest Financial LLC	8/31	4,250,000
FT Vest Nasdaq-100® Buffer ETF - December	QDEC	Vest Financial LLC	8/31	18,450,002
FT Vest Nasdaq-100® Buffer ETF - June	QJUN	Vest Financial LLC	8/31	19,900,002
FT Vest Nasdaq-100® Buffer ETF - March	QMAR	Vest Financial LLC	8/31	14,250,002
FT Vest Nasdaq-100® Buffer ETF - September	QSPT	Vest Financial LLC	8/31	13,700,002
FT Vest Nasdaq-100® Conservative Buffer ETF - April	QCAP	Vest Financial LLC	8/31	1,850,000
FT Vest Nasdaq-100® Conservative Buffer ETF - January	QCJA	Vest Financial LLC	8/31	2,700,000
FT Vest Nasdaq-100® Conservative Buffer ETF - July	QCJL	Vest Financial LLC	8/31	2,350,000
FT Vest Nasdaq-100® Conservative Buffer ETF - October	QCOC	Vest Financial LLC	8/31	1,800,000
FT Vest Nasdaq-100® Moderate Buffer ETF - August	QMAG	Vest Financial LLC	8/31	1,150,000
FT Vest Nasdaq-100® Moderate Buffer ETF - February	QMFE	Vest Financial LLC	8/31	2,350,000
FT Vest Nasdaq-100® Moderate Buffer ETF - May	QMMY	Vest Financial LLC	8/31	3,200,000
FT Vest Nasdaq-100® Moderate Buffer ETF - November	QMNV	Vest Financial LLC	8/31	2,050,000
FT Vest U.S. Equity Buffer & Premium Income ETF - December	XIDE	Vest Financial LLC	8/31	775,000
FT Vest U.S. Equity Buffer & Premium Income ETF - June	XIJN	Vest Financial LLC	8/31	225,000
FT Vest U.S. Equity Buffer & Premium Income ETF - March	XIMR	Vest Financial LLC	8/31	1,275,000
FT Vest U.S. Equity Buffer & Premium Income ETF - September	XISE	Vest Financial LLC	8/31	1,975,000
FT Vest U.S. Equity Buffer ETF - April	FAPR	Vest Financial LLC	8/31	19,375,002
FT Vest U.S. Equity Buffer ETF - August	FAUG	Vest Financial LLC	8/31	18,975,002
FT Vest U.S. Equity Buffer ETF - December	FDEC	Vest Financial LLC	8/31	21,850,002
FT Vest U.S. Equity Buffer ETF - February	FFEB	Vest Financial LLC	8/31	19,850,002
FT Vest U.S. Equity Buffer ETF - January	FJAN	Vest Financial LLC	8/31	22,275,002
FT Vest U.S. Equity Buffer ETF - July	FJUL	Vest Financial LLC	8/31	20,000,002
FT Vest U.S. Equity Buffer ETF - June	FJUN	Vest Financial LLC	8/31	18,350,002
FT Vest U.S. Equity Buffer ETF - March	FMAR	Vest Financial LLC	8/31	19,850,002
FT Vest U.S. Equity Buffer ETF - May	FMAY	Vest Financial LLC	8/31	18,575,002
FT Vest U.S. Equity Buffer ETF - November	FNOV	Vest Financial LLC	8/31	17,425,002
FT Vest U.S. Equity Buffer ETF - October	FOCT	Vest Financial LLC	8/31	19,050,002
FT Vest U.S. Equity Buffer ETF - September	FSEP	Vest Financial LLC	8/31	17,375,002
FT Vest U.S. Equity Deep Buffer ETF - April	DAPR	Vest Financial LLC	8/31	6,425,002
FT Vest U.S. Equity Deep Buffer ETF - August	DAUG	Vest Financial LLC	8/31	7,100,002

Fund Name	Ticker Symbol	Sub-Advisor(s)	Fiscal Year End	Shares Outstanding as of the Record Date
FT Vest U.S. Equity Deep Buffer ETF - December	DDEC	Vest Financial LLC	8/31	8,150,002
FT Vest U.S. Equity Deep Buffer ETF - February	DFEB	Vest Financial LLC	8/31	9,650,002
FT Vest U.S. Equity Deep Buffer ETF - January	DJAN	Vest Financial LLC	8/31	9,025,002
FT Vest U.S. Equity Deep Buffer ETF - July	DJUL	Vest Financial LLC	8/31	7,850,002
FT Vest U.S. Equity Deep Buffer ETF - June	DJUN	Vest Financial LLC	8/31	7,100,002
FT Vest U.S. Equity Deep Buffer ETF - March	DMAR	Vest Financial LLC	8/31	9,425,002
FT Vest U.S. Equity Deep Buffer ETF - May	DMAY	Vest Financial LLC	8/31	6,550,002
FT Vest U.S. Equity Deep Buffer ETF - November	DNOV	Vest Financial LLC	8/31	7,200,002
FT Vest U.S. Equity Deep Buffer ETF - October	DOCT	Vest Financial LLC	8/31	8,225,002
FT Vest U.S. Equity Deep Buffer ETF - September	DSEP	Vest Financial LLC	8/31	6,325,002
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	XAPR	Vest Financial LLC	8/31	550,000
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	XAUG	Vest Financial LLC	8/31	1,525,000
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	XDEC	Vest Financial LLC	8/31	5,075,002
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	XFEB	Vest Financial LLC	8/31	1,400,000
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	XJAN	Vest Financial LLC	8/31	1,250,000
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	XJUL	Vest Financial LLC	8/31	1,775,000
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	XJUN	Vest Financial LLC	8/31	3,875,002
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	XMAR	Vest Financial LLC	8/31	4,750,000
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	XMAY	Vest Financial LLC	8/31	625,000
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	XNOV	Vest Financial LLC	8/31	750,000
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	XOCT	Vest Financial LLC	8/31	2,675,000
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	XSEP	Vest Financial LLC	8/31	3,150,000
FT Vest U.S. Equity Equal Weight Buffer ETF - December	RSDE	Vest Financial LLC	5/31	950,000
FT Vest U.S. Equity Equal Weight Buffer ETF - June	RSJN	Vest Financial LLC	5/31	800,000
FT Vest U.S. Equity Equal Weight Buffer ETF - March	RSMR	Vest Financial LLC	5/31	300,000
FT Vest U.S. Equity Equal Weight Buffer ETF - September	RSSE	Vest Financial LLC	5/31	1,050,000
FT Vest U.S. Equity Max Buffer ETF - April	APXM	Vest Financial LLC	5/31	225,000
FT Vest U.S. Equity Max Buffer ETF - August	AUGM	Vest Financial LLC	5/31	550,000

Fund Name	Ticker Symbol	Sub-Advisor(s)	Fiscal Year End	Shares Outstanding as of the Record Date
FT Vest U.S. Equity Max Buffer ETF - December	DECM	Vest Financial LLC	5/31	1,225,000
FT Vest U.S. Equity Max Buffer ETF - February	FEBM	Vest Financial LLC	5/31	1,875,000
FT Vest U.S. Equity Max Buffer ETF - January	JANM	Vest Financial LLC	5/31	975,000
FT Vest U.S. Equity Max Buffer ETF - July	JULM	Vest Financial LLC	5/31	550,000
FT Vest U.S. Equity Max Buffer ETF - June	JUNM	Vest Financial LLC	5/31	1,775,000
FT Vest U.S. Equity Max Buffer ETF - March	MARM	Vest Financial LLC	5/31	4,275,000
FT Vest U.S. Equity Max Buffer ETF - May	MAYM	Vest Financial LLC	5/31	500,000
FT Vest U.S. Equity Max Buffer ETF - November	NOVM	Vest Financial LLC	5/31	675,000
FT Vest U.S. Equity Max Buffer ETF - October	OCTM	Vest Financial LLC	5/31	925,000
FT Vest U.S. Equity Max Buffer ETF - September	SEPM	Vest Financial LLC	5/31	750,000
FT Vest U.S. Equity Moderate Buffer ETF - April	GAPR	Vest Financial LLC	8/31	5,850,000
FT Vest U.S. Equity Moderate Buffer ETF - August	GAUG	Vest Financial LLC	8/31	6,725,000
FT Vest U.S. Equity Moderate Buffer ETF - December	GDEC	Vest Financial LLC	8/31	12,725,000
FT Vest U.S. Equity Moderate Buffer ETF - February	GFEB	Vest Financial LLC	8/31	9,125,000
FT Vest U.S. Equity Moderate Buffer ETF - January	GJAN	Vest Financial LLC	8/31	9,575,000
FT Vest U.S. Equity Moderate Buffer ETF - July	GJUL	Vest Financial LLC	8/31	8,075,000
FT Vest U.S. Equity Moderate Buffer ETF - June	GJUN	Vest Financial LLC	8/31	7,500,000
FT Vest U.S. Equity Moderate Buffer ETF - March	GMAR	Vest Financial LLC	8/31	11,275,000
FT Vest U.S. Equity Moderate Buffer ETF - May	GMAY	Vest Financial LLC	8/31	7,750,000
FT Vest U.S. Equity Moderate Buffer ETF - November	GNOV	Vest Financial LLC	8/31	7,425,000
FT Vest U.S. Equity Moderate Buffer ETF - October	GOCT	Vest Financial LLC	8/31	6,175,000
FT Vest U.S. Equity Moderate Buffer ETF - September	GSEP	Vest Financial LLC	8/31	6,075,000
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF	DHDG	Vest Financial LLC	5/31	900,000
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF	FHDG	Vest Financial LLC	5/31	625,000
FT Vest U.S. Equity Quarterly Max Buffer ETF	SQMX	Vest Financial LLC	5/31	125,000
FT Vest U.S. Equity Uncapped Accelerator ETF - April	UXAP	Vest Financial LLC	5/31	250,000
FT Vest U.S. Equity Uncapped Accelerator ETF - January	UXJA	Vest Financial LLC	5/31	150,000
FT Vest U.S. Equity Uncapped Accelerator ETF - October	UXOC	Vest Financial LLC	5/31	550,000

Fund Name	Ticker Symbol	Sub-Advisor(s)	Fiscal Year End	Shares Outstanding as of the Record Date
FT Vest U.S. Small Cap Moderate Buffer ETF - August	SAUG	Vest Financial LLC	8/31	4,200,000
FT Vest U.S. Small Cap Moderate Buffer ETF - February	SFEB	Vest Financial LLC	8/31	3,750,000
FT Vest U.S. Small Cap Moderate Buffer ETF - May	SMAY	Vest Financial LLC	8/31	4,050,000
FT Vest U.S. Small Cap Moderate Buffer ETF - November	SNOV	Vest Financial LLC	8/31	4,650,000

Appendix B

BOARD AND COMMITTEE MEETINGS
HELD DURING THE MOST RECENT FISCAL YEARS

Fiscal Year End*	Board Meetings	Audit Committee Meetings	Executive Committee Meetings	Dividend Committee Meetings	Nominating and Governance Committee Meetings	Valuation Committee Meetings
August 31, 2024	8	9	0	0	4	4
November 30, 2024	8	10	0	0	4	4
May 31, 2025	8	11	0	0	5	4

*The fiscal year end of each Fund is set forth on Appendix A.

B-1

Appendix C

SHARE OWNERSHIP

Dollar Range of Equity Securities Beneficially Owned by Nominees

The following table lists the dollar range of equity securities beneficially owned by each Nominee as of December 31, 2024 in each Fund and in all funds in the First Trust Fund Complex overseen or to be overseen by the Nominee.

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(3)
First Trust Active Factor Large Cap ETF	None	None	None	None	None	None	None	None
First Trust Active Factor Mid Cap ETF	None	None	None	None	None	None	None	None
First Trust Active Factor Small Cap ETF	None	None	None	None	None	None	None	None
First Trust Active Global Quality Income ETF	Over $100,000	None	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None
First Trust Expanded Technology ETF	None	None	None	None	None	None	None	None
First Trust Flexible Municipal High Income ETF	None	None	None	None	None	None	None	None
First Trust Income Opportunities ETF	None	None	None	None	None	None	None	None
First Trust Innovation Leaders ETF	None	None	None	None	None	None	None	None
First Trust Low Duration Strategic Focus ETF	None	None	None	None	None	None	None	None
First Trust Multi-Manager Large Growth ETF	None	None	None	None	None	None	None	None
First Trust Multi-Manager Small Cap Opportunities ETF	None	None	None	None	None	None	None	None
First Trust Multi-Strategy Alternative ETF	None	None	None	None	None	None	None	None
First Trust Securitized Plus ETF	None	None	None	None	None	None	None	None
First Trust SkyBridge Crypto Industry and Digital Economy ETF	None	None	None	None	$10,001 - $50,000	None	None	None
First Trust Smith Opportunistic Fixed Income ETF	None	None	None	None	None	None	None	None
First Trust Smith Unconstrained Bond ETF	None	None	None	None	None	None	None	None
FT Energy Income Partners Enhanced Income ETF	None	None	$10,001 - $50,000	$10,001 - $50,000	None	None	$10,001 - $50,000	None
FT Raymond James Multicap Growth Equity ETF	None	None	None	None	None	None	None	None
FT Vest Buffered Allocation Defensive ETF	None	None	None	None	None	None	None	None
FT Vest Buffered Allocation Growth ETF	None	None	None	None	None	None	None	None
FT Vest Emerging Markets Buffer ETF - December	None	None	None	None	None	None	None	None

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(3)
FT Vest Emerging Markets Buffer ETF - March(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest Emerging Markets Buffer ETF - September	None	None	None	None	None	None	None	None
FT Vest International Equity Moderate Buffer ETF - December	None	None	None	None	None	None	None	None
FT Vest International Equity Moderate Buffer ETF - June	None	None	None	None	None	None	None	None
FT Vest International Equity Moderate Buffer ETF - March	None	None	None	None	None	None	None	None
FT Vest International Equity Moderate Buffer ETF - September	None	None	None	None	None	None	None	None
FT Vest Laddered Buffer ETF	None	None	None	None	None	None	None	None
FT Vest Laddered Deep Buffer ETF	None	None	None	None	None	None	None	None
FT Vest Laddered International Moderate Buffer ETF	None	None	None	None	None	None	None	None
FT Vest Laddered Moderate Buffer ETF	None	None	None	None	None	None	None	None
FT Vest Laddered Nasdaq Buffer ETF	None	None	None	None	None	None	None	None
FT Vest Laddered Small Cap Moderate Buffer ETF	None	None	None	None	None	None	None	None
FT Vest Nasdaq-100® Buffer ETF - December	None	None	None	None	None	None	None	None
FT Vest Nasdaq-100® Buffer ETF - June	None	None	None	None	None	None	None	None
FT Vest Nasdaq-100® Buffer ETF - March	None	None	None	None	None	None	None	None
FT Vest Nasdaq-100® Buffer ETF - September	None	None	None	None	None	None	None	None
FT Vest Nasdaq-100® Conservative Buffer ETF - April	None	None	None	None	None	None	None	None
FT Vest Nasdaq-100® Conservative Buffer ETF - January(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest Nasdaq-100® Conservative Buffer ETF - July	None	None	None	None	None	None	None	None
FT Vest Nasdaq-100® Conservative Buffer ETF - October	None	None	None	None	None	None	None	None
FT Vest Nasdaq-100® Moderate Buffer ETF - August	None	None	None	None	None	None	None	None
FT Vest Nasdaq-100® Moderate Buffer ETF - February(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(3)
FT Vest Nasdaq-100® Moderate Buffer ETF - May	None	None	None	None	None	None	None	None
FT Vest Nasdaq-100® Moderate Buffer ETF - November	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer & Premium Income ETF - December	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer & Premium Income ETF - June	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer & Premium Income ETF - March	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer & Premium Income ETF - September	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - April	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - August	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - December	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - February	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - January	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - July	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - June	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - March	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - May	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - November	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - October	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Buffer ETF - September	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - April	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - August	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - December	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - February	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - January	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - July	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - June	None	None	None	None	None	None	None	None

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(3)
FT Vest U.S. Equity Deep Buffer ETF - March	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - May	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - November	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - October	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Deep Buffer ETF - September	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Equal Weight Buffer ETF - December	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Equal Weight Buffer ETF - June	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Equal Weight Buffer ETF - March(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Equal Weight Buffer ETF - September	None	None	None	None	None	None	None	None

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(3)
FT Vest U.S. Equity Max Buffer ETF - April(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Max Buffer ETF - August	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Max Buffer ETF - December	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Max Buffer ETF - February(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Max Buffer ETF - January(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Max Buffer ETF - July	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Max Buffer ETF - June	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Max Buffer ETF - March	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Max Buffer ETF - May(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Max Buffer ETF - November	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Max Buffer ETF - October	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Max Buffer ETF - September	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - April	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - August	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - December	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - February	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - January	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - July	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - June	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - March	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - May	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - November	None	None	None	None	None	None	None	None

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(3)
FT Vest U.S. Equity Moderate Buffer ETF - October	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Moderate Buffer ETF - September	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Quarterly Max Buffer ETF	None	None	None	None	None	None	None	None
FT Vest U.S. Equity Uncapped Accelerator ETF - April(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Uncapped Accelerator ETF - January(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Uncapped Accelerator ETF - October	None	None	None	None	None	None	None	None
FT Vest U.S. Small Cap Moderate Buffer ETF - August	None	None	None	None	None	None	None	None
FT Vest U.S. Small Cap Moderate Buffer ETF - February	None	None	None	None	None	None	None	None
FT Vest U.S. Small Cap Moderate Buffer ETF - May	None	None	None	None	None	None	None	None
FT Vest U.S. Small Cap Moderate Buffer ETF - November	None	None	None	None	None	None	None	None
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Nominee in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None

(1)	This Fund had not yet commenced operations as of December 31, 2024.

(2)	Mr. Driscoll does not currently serve on the board of trustees of any First Trust Funds. He has been proposed for election to the Board of Trustees of the Trust and to the boards of trustees of the Additional Special Meeting Funds.

(3)	Ms. Wright was appointed to the Board of Trustees of the First Trust Funds (other than FTETF) effective September 10, 2023.

Fund Shares Owned by Nominees and Executive Officers

The following table lists, for each Nominee and for the Nominees and executive officers as a group, the number of shares beneficially owned in each Fund as of December 31, 2024. The information as to beneficial ownership is based on statements furnished by each Nominee and executive officer.

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright	All Nominees and Executive Officers as a Group
First Trust Active Factor Large Cap ETF	0	0	0	0	0	0	0	0	0
First Trust Active Factor Mid Cap ETF	0	0	0	0	0	0	0	0	302
First Trust Active Factor Small Cap ETF	0	0	0	0	0	0	0	0	100
First Trust Active Global Quality Income ETF	157,808	0	0	2,343	1,500	1,650	3,000	0	166,301
First Trust Expanded Technology ETF	0	0	0	0	0	0	0	0	0
First Trust Flexible Municipal High Income ETF	0	0	0	0	0	0	0	0	0
First Trust Income Opportunities ETF	0	0	0	0	0	0	0	0	0
First Trust Innovation Leaders ETF	0	0	0	0	0	0	0	0	0
First Trust Low Duration Strategic Focus ETF	0	0	0	0	0	0	0	0	2,000
First Trust Multi-Manager Large Growth ETF	0	0	0	0	0	0	0	0	0
First Trust Multi-Manager Small Cap Opportunities ETF	0	0	0	0	0	0	0	0	0
First Trust Multi-Strategy Alternative ETF	0	0	0	0	0	0	0	0	750
First Trust Securitized Plus ETF	0	0	0	0	0	0	0	0	1,000
First Trust SkyBridge Crypto Industry and Digital Economy ETF	0	0	0	0	1,350	0	0	0	3,900
First Trust Smith Opportunistic Fixed Income ETF	0	0	0	0	0	0	0	0	0
First Trust Smith Unconstrained Bond ETF	0	0	0	0	0	0	0	0	800
FT Energy Income Partners Enhanced Income ETF	0	0	622	1,007	0	0	1,073	0	2,702
FT Raymond James Multicap Growth Equity ETF	0	0	0	0	0	0	0	0	0
FT Vest Buffered Allocation Defensive ETF	0	0	0	0	0	0	0	0	0
FT Vest Buffered Allocation Growth ETF	0	0	0	0	0	0	0	0	0
FT Vest Emerging Markets Buffer ETF - December	0	0	0	0	0	0	0	0	0

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright	All Nominees and Executive Officers as a Group
FT Vest Emerging Markets Buffer ETF - March(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest Emerging Markets Buffer ETF - September	0	0	0	0	0	0	0	0	0
FT Vest International Equity Moderate Buffer ETF - December	0	0	0	0	0	0	0	0	8,750
FT Vest International Equity Moderate Buffer ETF - June	0	0	0	0	0	0	0	0	0
FT Vest International Equity Moderate Buffer ETF - March	0	0	0	0	0	0	0	0	2,500
FT Vest International Equity Moderate Buffer ETF - September	0	0	0	0	0	0	0	0	2,500
FT Vest Laddered Buffer ETF	0	0	0	0	0	0	0	0	3,008
FT Vest Laddered Deep Buffer ETF	0	0	0	0	0	0	0	0	2,260
FT Vest Laddered International Moderate Buffer ETF	0	0	0	0	0	0	0	0	0
FT Vest Laddered Moderate Buffer ETF	0	0	0	0	0	0	0	0	1,076
FT Vest Laddered Nasdaq Buffer ETF	0	0	0	0	0	0	0	0	0
FT Vest Laddered Small Cap Moderate Buffer ETF	0	0	0	0	0	0	0	0	0
FT Vest Nasdaq-100® Buffer ETF - December	0	0	0	0	0	0	0	0	0
FT Vest Nasdaq-100® Buffer ETF - June	0	0	0	0	0	0	0	0	1,500
FT Vest Nasdaq-100® Buffer ETF - March	0	0	0	0	0	0	0	0	0
FT Vest Nasdaq-100® Buffer ETF - September	0	0	0	0	0	0	0	0	0
FT Vest Nasdaq-100® Conservative Buffer ETF - April	0	0	0	0	0	0	0	0	0
FT Vest Nasdaq-100® Conservative Buffer ETF - January(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest Nasdaq-100® Conservative Buffer ETF - July	0	0	0	0	0	0	0	0	0
FT Vest Nasdaq-100® Conservative Buffer ETF - October	0	0	0	0	0	0	0	0	0
FT Vest Nasdaq-100® Moderate Buffer ETF - August	0	0	0	0	0	0	0	0	0

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright	All Nominees and Executive Officers as a Group
FT Vest Nasdaq-100® Moderate Buffer ETF - February(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest Nasdaq-100® Moderate Buffer ETF - May	0	0	0	0	0	0	0	0	0
FT Vest Nasdaq-100® Moderate Buffer ETF - November	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer & Premium Income ETF - December	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer & Premium Income ETF - June	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer & Premium Income ETF - March	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer & Premium Income ETF - September	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer ETF - April	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer ETF - August	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer ETF - December	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer ETF - February	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer ETF - January	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer ETF - July	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer ETF - June	0	0	0	0	0	0	0	0	3,600
FT Vest U.S. Equity Buffer ETF - March	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer ETF - May	0	0	0	0	0	0	0	0	2,850
FT Vest U.S. Equity Buffer ETF - November	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer ETF - October	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Buffer ETF - September	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Deep Buffer ETF - April	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Deep Buffer ETF - August	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Deep Buffer ETF - December	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Deep Buffer ETF - February	0	0	0	0	0	0	0	0	4,500

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright	All Nominees and Executive Officers as a Group
FT Vest U.S. Equity Deep Buffer ETF - January	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Deep Buffer ETF - July	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Deep Buffer ETF - June	0	0	0	0	0	0	0	0	14,250
FT Vest U.S. Equity Deep Buffer ETF - March	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Deep Buffer ETF - May	0	0	0	0	0	0	0	0	1,600
FT Vest U.S. Equity Deep Buffer ETF - November	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Deep Buffer ETF - October	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Deep Buffer ETF - September	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	0	0	0	0	0	0	0	0	0

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright	All Nominees and Executive Officers as a Group
FT Vest U.S. Equity Equal Weight Buffer ETF - December	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Equal Weight Buffer ETF - June	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Equal Weight Buffer ETF - March(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Equal Weight Buffer ETF - September	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Max Buffer ETF - April(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Max Buffer ETF - August	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Max Buffer ETF - December	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Max Buffer ETF - February(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Max Buffer ETF - January(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Max Buffer ETF - July	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Max Buffer ETF - June	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Max Buffer ETF - March	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Max Buffer ETF - May(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Max Buffer ETF - November	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Max Buffer ETF - October	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Max Buffer ETF - September	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Moderate Buffer ETF - April	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Moderate Buffer ETF - August	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Moderate Buffer ETF - December	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Moderate Buffer ETF - February	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Moderate Buffer ETF - January	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Moderate Buffer ETF - July	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Moderate Buffer ETF - June	0	0	0	0	0	0	0	0	0

	Interested Trustee/ Nominee	Independent Trustees/Nominees
Fund	James A. Bowen	Thomas J. Driscoll(2)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright	All Nominees and Executive Officers as a Group
FT Vest U.S. Equity Moderate Buffer ETF - March	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Moderate Buffer ETF - May	0	0	0	0	0	0	0	0	5,750
FT Vest U.S. Equity Moderate Buffer ETF - November	0	0	0	0	0	0	0	0	3,000
FT Vest U.S. Equity Moderate Buffer ETF - October	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Moderate Buffer ETF - September	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Quarterly Max Buffer ETF	0	0	0	0	0	0	0	0	0
FT Vest U.S. Equity Uncapped Accelerator ETF - April(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Uncapped Accelerator ETF - January(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FT Vest U.S. Equity Uncapped Accelerator ETF - October	0	0	0	0	0	0	0	0	0
FT Vest U.S. Small Cap Moderate Buffer ETF - August	0	0	0	0	0	0	0	0	0
FT Vest U.S. Small Cap Moderate Buffer ETF - February	0	0	0	0	0	0	0	0	0
FT Vest U.S. Small Cap Moderate Buffer ETF - May	0	0	0	0	0	0	0	0	0
FT Vest U.S. Small Cap Moderate Buffer ETF - November	0	0	0	0	0	0	0	0	0

(1)	This Fund had not yet commenced operations as of December 31, 2024.

(2)	Mr. Driscoll does not currently serve on the board of trustees of any First Trust Funds.

Appendix D

COMPENSATION

The following table sets forth, for each Nominee currently serving as a Trustee, certain information regarding the compensation paid to such Nominee (including reimbursement for travel and out-of-pocket expenses) for service as a Trustee with respect to each Fund for the Fund’s last fiscal year and the total compensation paid to such Nominee with respect to all First Trust Funds for the calendar year ended December 31, 2024. The Funds have no retirement or pension plans.

	Interested Trustee/ Nominee	Independent Trustees/Nominees
	James A. Bowen	Thomas J. Driscoll(6)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(7)
First Trust Active Factor Large Cap ETF(1)	$0	N/A	$3,355	$3,355	$3,354	$3,355	$3,355	$3,471
First Trust Active Factor Mid Cap ETF(1)	$0	N/A	$3,355	$3,355	$3,354	$3,356	$3,355	$3,471
First Trust Active Factor Small Cap ETF(1)	$0	N/A	$3,355	$3,355	$3,354	$3,355	$3,355	$3,471
First Trust Active Global Quality Income ETF(2)	$0	N/A	$3,218	$3,220	$3,209	$3,220	$3,215	$3,315
First Trust Expanded Technology ETF(1)	$0	N/A	$3,356	$3,357	$3,355	$3,357	$3,356	$3,471
First Trust Flexible Municipal High Income ETF(1)	$0	N/A	$3,356	$3,357	$3,355	$3,357	$3,356	$3,471
First Trust Income Opportunities ETF(1)	$0	N/A	$3,359	$3,359	$3,355	$3,360	$3,358	$3,471
First Trust Innovation Leaders ETF(1)	$0	N/A	$3,358	$3,358	$3,355	$3,358	$3,357	$3,471
First Trust Low Duration Strategic Focus ETF(1)	$0	N/A	$3,374	$3,376	$3,357	$3,378	$3,370	$3,471
First Trust Multi-Manager Large Growth ETF(1)	$0	N/A	$3,363	$3,364	$3,356	$3,365	$3,361	$3,471
First Trust Multi-Manager Small Cap Opportunities ETF(1)	$0	N/A	$3,356	$3,356	$3,355	$3,356	$3,355	$3,471
First Trust Multi-Strategy Alternative ETF(1)	$0	N/A	$3,355	$3,355	$3,354	$3,355	$3,355	$3,471
First Trust Securitized Plus ETF(1)	$0	N/A	$3,365	$3,365	$3,356	$3,367	$3,363	$3,471
First Trust SkyBridge Crypto Industry and Digital Economy ETF(1)	$0	N/A	$3,360	$3,361	$3,355	$3,361	$3,359	$3,471
First Trust Smith Opportunistic Fixed Income ETF(1)	$0	N/A	$4,103	$4,132	$3,461	$4,253	$3,953	$3,471
First Trust Smith Unconstrained Bond ETF(1)	$0	N/A	$3,650	$3,678	$3,406	$3,710	$3,591	$3,471
FT Energy Income Partners Enhanced Income ETF(2)	$0	N/A	$2,962	$2,972	$2,957	$2,965	$2,960	$2,950
FT Raymond James Multicap Growth Equity ETF(3)	$0	N/A	$2,962	$2,972	$2,957	$2,965	$2,960	$2,950
FT Vest Buffered Allocation Defensive ETF(1)	$0	N/A	$3,370	$3,371	$3,357	$3,373	$3,367	$3,471
FT Vest Buffered Allocation Growth ETF(1)	$0	N/A	$3,384	$3,386	$3,359	$3,389	$3,378	$3,471
FT Vest Emerging Markets Buffer ETF - December(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest Emerging Markets Buffer ETF - March(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest Emerging Markets Buffer ETF - September(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700

	Interested Trustee/ Nominee	Independent Trustees/Nominees
	James A. Bowen	Thomas J. Driscoll(6)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(7)
FT Vest International Equity Moderate Buffer ETF - December(1)	$0	N/A	$1,865	$1,866	$1,856	$1,867	$1,863	$1,971
FT Vest International Equity Moderate Buffer ETF - June(1)	$0	N/A	$1,877	$1,878	$1,858	$1,881	$1,872	$1,971
FT Vest International Equity Moderate Buffer ETF - March(1)	$0	N/A	$1,866	$1,867	$1,856	$1,868	$1,863	$1,971
FT Vest International Equity Moderate Buffer ETF - September(1)	$0	N/A	$1,859	$1,859	$1,855	$1,860	$1,858	$1,971
FT Vest Laddered Buffer ETF(1)	$0	N/A	$3,819	$3,880	$3,446	$3,912	$3,726	$3,471
FT Vest Laddered Deep Buffer ETF(1)	$0	N/A	$3,471	$3,480	$3,373	$3,495	$3,448	$3,471
FT Vest Laddered International Moderate Buffer ETF(1) (4)	$0	N/A	$2,962	$2,972	$2,957	$2,965	$2,960	$2,950
FT Vest Laddered Moderate Buffer ETF(1) (4)	$0	N/A	$2,962	$2,972	$2,957	$2,965	$2,960	$2,950
FT Vest Laddered Nasdaq Buffer ETF(1)	$0	N/A	$3,413	$3,423	$3,367	$3,425	$3,401	$3,471
FT Vest Laddered Small Cap Moderate Buffer ETF(1) (4)	$0	N/A	$2,962	$2,972	$2,957	$2,965	$2,960	$2,950
FT Vest Nasdaq-100® Buffer ETF - December(1)	$0	N/A	$1,898	$1,903	$1,863	$1,907	$1,889	$1,971
FT Vest Nasdaq-100® Buffer ETF - June(1)	$0	N/A	$1,911	$1,912	$1,861	$1,922	$1,900	$1,971
FT Vest Nasdaq-100® Buffer ETF - March(1)	$0	N/A	$1,894	$1,901	$1,863	$1,902	$1,886	$1,971
FT Vest Nasdaq-100® Buffer ETF - September(1)	$0	N/A	$1,888	$1,892	$1,861	$1,895	$1,881	$1,971
FT Vest Nasdaq-100® Conservative Buffer ETF - April(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest Nasdaq-100® Conservative Buffer ETF - January(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest Nasdaq-100® Conservative Buffer ETF - July(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest Nasdaq-100® Conservative Buffer ETF - October(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest Nasdaq-100® Moderate Buffer ETF - August(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest Nasdaq-100® Moderate Buffer ETF - February(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest Nasdaq-100® Moderate Buffer ETF - May(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest Nasdaq-100® Moderate Buffer ETF - November(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Buffer & Premium Income ETF - December(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Buffer & Premium Income ETF - June(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Buffer & Premium Income ETF - March(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Buffer & Premium Income ETF - September(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700

	Interested Trustee/ Nominee	Independent Trustees/Nominees
	James A. Bowen	Thomas J. Driscoll(6)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(7)
FT Vest U.S. Equity Buffer ETF - April(1)	$0	N/A	$1,926	$1,932	$1,867	$1,940	$1,912	$1,971
FT Vest U.S. Equity Buffer ETF - August(1)	$0	N/A	$1,947	$1,951	$1,868	$1,966	$1,929	$1,971
FT Vest U.S. Equity Buffer ETF - December(1)	$0	N/A	$1,940	$1,955	$1,873	$1,957	$1,923	$1,971
FT Vest U.S. Equity Buffer ETF - February(1)	$0	N/A	$1,953	$1,963	$1,872	$1,973	$1,933	$1,971
FT Vest U.S. Equity Buffer ETF - January(1)	$0	N/A	$1,939	$1,949	$1,871	$1,956	$1,922	$1,971
FT Vest U.S. Equity Buffer ETF - July(1)	$0	N/A	$1,945	$1,951	$1,869	$1,963	$1,927	$1,971
FT Vest U.S. Equity Buffer ETF - June(1)	$0	N/A	$1,950	$1,954	$1,868	$1,969	$1,931	$1,971
FT Vest U.S. Equity Buffer ETF - March(1)	$0	N/A	$1,926	$1,938	$1,870	$1,940	$1,911	$1,971
FT Vest U.S. Equity Buffer ETF - May(1)	$0	N/A	$1,944	$1,949	$1,868	$1,962	$1,926	$1,971
FT Vest U.S. Equity Buffer ETF - November(1)	$0	N/A	$1,939	$1,945	$1,868	$1,956	$1,922	$1,971
FT Vest U.S. Equity Buffer ETF - October(1)	$0	N/A	$1,923	$1,929	$1,866	$1,936	$1,909	$1,971
FT Vest U.S. Equity Buffer ETF - September(1)	$0	N/A	$1,924	$1,929	$1,866	$1,938	$1,910	$1,971
FT Vest U.S. Equity Deep Buffer ETF - April(1)	$0	N/A	$1,889	$1,891	$1,859	$1,896	$1,882	$1,971
FT Vest U.S. Equity Deep Buffer ETF - August(1)	$0	N/A	$1,907	$1,906	$1,860	$1,917	$1,896	$1,971
FT Vest U.S. Equity Deep Buffer ETF - December(1)	$0	N/A	$1,901	$1,904	$1,862	$1,910	$1,891	$1,971
FT Vest U.S. Equity Deep Buffer ETF - February(1)	$0	N/A	$1,893	$1,895	$1,860	$1,901	$1,885	$1,971
FT Vest U.S. Equity Deep Buffer ETF - January(1)	$0	N/A	$1,891	$1,893	$1,860	$1,898	$1,883	$1,971
FT Vest U.S. Equity Deep Buffer ETF - July(1)	$0	N/A	$1,912	$1,911	$1,861	$1,923	$1,900	$1,971
FT Vest U.S. Equity Deep Buffer ETF - June(1)	$0	N/A	$1,882	$1,883	$1,858	$1,888	$1,877	$1,971
FT Vest U.S. Equity Deep Buffer ETF - March(1)	$0	N/A	$1,890	$1,896	$1,862	$1,897	$1,883	$1,971
FT Vest U.S. Equity Deep Buffer ETF - May(1)	$0	N/A	$1,883	$1,885	$1,858	$1,889	$1,878	$1,971
FT Vest U.S. Equity Deep Buffer ETF - November(1)	$0	N/A	$1,895	$1,896	$1,860	$1,903	$1,887	$1,971
FT Vest U.S. Equity Deep Buffer ETF - October(1)	$0	N/A	$1,882	$1,884	$1,858	$1,888	$1,877	$1,971
FT Vest U.S. Equity Deep Buffer ETF - September(1)	$0	N/A	$1,881	$1,882	$1,858	$1,887	$1,876	$1,971
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August(1)	$0	N/A	$1,859	$1,858	$1,854	$1,860	$1,858	$1,971
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December(1)	$0	N/A	$1,910	$1,912	$1,862	$1,921	$1,899	$1,971

	Interested Trustee/ Nominee	Independent Trustees/Nominees
	James A. Bowen	Thomas J. Driscoll(6)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(7)
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July(1)	$0	N/A	$1,862	$1,861	$1,855	$1,863	$1,860	$1,971
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June(1)	$0	N/A	$1,896	$1,894	$1,858	$1,905	$1,888	$1,971
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March(1)	$0	N/A	$1,888	$1,888	$1,858	$1,895	$1,881	$1,971
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September(1)	$0	N/A	$1,874	$1,875	$1,857	$1,878	$1,870	$1,971
FT Vest U.S. Equity Equal Weight Buffer ETF - December(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Equal Weight Buffer ETF - June(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Equal Weight Buffer ETF - March(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Equal Weight Buffer ETF - September(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - April(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - August(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - December(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - February(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - January(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - July(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - June(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - March(3)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - May(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - November(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - October(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Max Buffer ETF - September(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700

	Interested Trustee/ Nominee	Independent Trustees/Nominees
	James A. Bowen	Thomas J. Driscoll(6)	Richard E. Erickson	Thomas R. Kadlec	Denise M. Keefe	Robert F. Keith	Niel B. Nielson	Bronwyn Wright(7)
FT Vest U.S. Equity Moderate Buffer ETF - April(1)	$0	N/A	$1,879	$1,882	$1,859	$1,884	$1,874	$1,971
FT Vest U.S. Equity Moderate Buffer ETF - August(1)	$0	N/A	$1,869	$1,870	$1,856	$1,872	$1,866	$1,971
FT Vest U.S. Equity Moderate Buffer ETF - December(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Moderate Buffer ETF - February(1)	$0	N/A	$1,896	$1,903	$1,863	$1,905	$1,888	$1,971
FT Vest U.S. Equity Moderate Buffer ETF - January(1)	$0	N/A	$1,886	$1,890	$1,860	$1,892	$1,880	$1,971
FT Vest U.S. Equity Moderate Buffer ETF - July(1)	$0	N/A	$1,893	$1,895	$1,860	$1,901	$1,885	$1,971
FT Vest U.S. Equity Moderate Buffer ETF - June(1)	$0	N/A	$1,894	$1,893	$1,858	$1,902	$1,886	$1,971
FT Vest U.S. Equity Moderate Buffer ETF - March(1)	$0	N/A	$1,879	$1,888	$1,862	$1,884	$1,874	$1,971
FT Vest U.S. Equity Moderate Buffer ETF - May(1)	$0	N/A	$1,876	$1,880	$1,859	$1,880	$1,872	$1,971
FT Vest U.S. Equity Moderate Buffer ETF - November(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Moderate Buffer ETF - October(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Moderate Buffer ETF - September(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Quarterly Max Buffer ETF(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Uncapped Accelerator ETF - April(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Uncapped Accelerator ETF - January(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Equity Uncapped Accelerator ETF - October(3) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Small Cap Moderate Buffer ETF - August(1)	$0	N/A	$1,859	$1,860	$1,855	$1,860	$1,858	$1,971
FT Vest U.S. Small Cap Moderate Buffer ETF - February(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
FT Vest U.S. Small Cap Moderate Buffer ETF - May(1)	$0	N/A	$1,859	$1,859	$1,855	$1,860	$1,858	$1,971
FT Vest U.S. Small Cap Moderate Buffer ETF - November(1) (4)	$0	N/A	$1,712	$1,722	$1,707	$1,715	$1,710	$1,700
Total Compensation for Serving the First Trust Fund Complex Paid to Nominees for Calendar Year Ended December 31, 2024(5)	$0	N/A	$653,176	$666,676	$636,112	$657,442	$644,660	$617,975
(1)	The Fund has a fiscal year end of August 31.

(2)	The Fund has a fiscal year end of November 30. As a result of a series of mergers in May 2024, FT Energy Income Partners Enhanced Income ETF acquired all of the assets, subject to the liabilities, of four First Trust closed-end funds. With respect to FT Energy Income Partners Enhanced Income ETF, the amounts shown reflect estimated compensation to be paid to the current Trustees for a full fiscal year.

(3)	The Fund has a fiscal year end of May 31.

(4)	The Fund has not yet completed its first full fiscal year. The amounts shown reflect estimated compensation to be paid to the current Trustees for a full fiscal year.

(5)	For the calendar year ended December 31, 2024 for services to five portfolios of First Trust Series Fund and seven portfolios of First Trust Variable Insurance Trust, open-end funds; 13 closed-end funds; and 282 series of the ETF Trusts (256 series of the ETF Trusts in the case of Ms. Wright). Compensation includes, with respect to certain First Trust ETFs, compensation paid by the Advisor rather than by the First Trust ETF directly pursuant to the terms of the advisory agreement between the applicable ETF Trust and the Advisor.

(6)	Amounts are shown as N/A for Mr. Driscoll as he does not currently serve on the board of trustees of any First Trust Funds. He has been proposed for election as an Independent Trustee to the Board of Trustees of the Trust and to the boards of trustees of the Additional Special Meeting Funds.

(7)	Ms. Wright was appointed to the boards of trustees of the First Trust Funds (other than FTETF) effective September 10, 2023.

Appendix E

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

During each of the last two fiscal years applicable to the Trust, Deloitte & Touche has billed the aggregate fees set forth below for services rendered to the entities indicated.

	Audit Fees(2)	Audit Related Fees(3)		Tax Fees(4)		All Other Fees(5)
	Trust	Trust	Advisor and Distributor	Trust	Advisor and Distributor	Trust	Advisor and Distributor

Fiscal Year Ended 8/31/2023(1)	$1,277,125	$0	$0	$763,793	$0	$0	$0
Fiscal Year Ended 8/31/2024(1)	$1,606,750	$0	$0	$869,568	$0	$0	$0

Fiscal Year Ended 11/30/2023(1)	$ 25,500	$0	$0	$ 26,576	$0	$0	$0
Fiscal Year Ended 11/30/2024(1)	$ 51,200	$0	$0	$197,761	$0	$0	$0

Fiscal Year Ended 5/31/2024(1)	$ 24,000	$0	$0	$ 8,500	$0	$0	$0
Fiscal Year Ended 5/31/2025(1)	$407,024	$0	$0	$127,563	$0	$0	$0

(1)	The fiscal year end of each Fund is set forth on Appendix A.
(2)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Trust’s annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.
(3)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Trust’s financial statements that are not reported under “Audit Fees.”
(4)	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning. These fees were for tax consultation and/or tax return preparation and/or professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.
(5)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Non-Audit Fees

During each of the last two fiscal years applicable to the Trust, Deloitte & Touche has billed the aggregate non-audit fees set forth below for services rendered to the entities indicated.

	Trust	Advisor	Distributor

Fiscal Year Ended 8/31/2023(1)	$763,793	$31,000(2)	$45,500(2)
Fiscal Year Ended 8/31/2024(1)	$869,568	$28,600(3)	$33,000(3)

Fiscal Year Ended 11/30/2023(1)	$26,576	$44,000(2)	$0
Fiscal Year Ended 11/30/2024(1)	$197,761	$28,080(3)	$32,400(3)

Fiscal Year Ended 5/31/2024(1)	$8,500	$15,600(3)	$18,000(3)
Fiscal Year Ended 5/31/2025(1)	$127,563	$28,080(4)	$32,400(4)

(1)	The fiscal year end of each Fund is set forth on Appendix A
(2)	These fees relate to 2021 and 2022 federal and state tax matters and consulting fees.
(3)	These fees relate to 2023 federal and state tax matters and consulting fees.
(4)	These fees relate to 2023 and 2024 federal and state tax matters and consulting fees

E-1

Appendix F

SHARE OWNERSHIP OVER 5%

As of the Record Date, no person is known by the Trust to have owned beneficially or of record more than 5% of the shares outstanding of the Funds except as set forth below. A shareholder owning beneficially more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to ownership is based on (1) securities position listing reports as of the Record Date, (2) Schedule 13G statements (and amendments thereto) filed with the Securities and Exchange Commission (“SEC”) by shareholders on the dates indicated in such filings and/or (3) with respect to the information regarding the shares of a Fund held by certain unit investment trusts sponsored by First Trust Portfolios and/or held in other registered investment companies, pooled investment vehicles and/or separately managed accounts for which First Trust Advisors serves as investment advisor and/or investment sub-advisor, information provided by First Trust Portfolios and/or First Trust Advisors. The Trust does not have any knowledge of the ultimate beneficial owners of the Funds’ shares outstanding. Further, it is possible that certain holdings set forth below may be included in securities position listing reports as well as in Schedule 13G statements and/or information provided by First Trust Portfolios and/or First Trust Advisors.

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
First Trust Active Factor Large Cap ETF	AFLG
		LPL Financial LLC	2,398,008	27.88%
		Charles Schwab & Co., Inc.	2,087,948	24.28%
		National Financial Services LLC	1,785,617	20.76%
		Pershing LLC	1,031,470	11.99%
First Trust Active Factor Mid Cap ETF	AFMC
		Charles Schwab & Co., Inc.	677,825	33.06%
		Pershing LLC	427,466	20.85%
		LPL Financial LLC	383,569	18.71%
		National Financial Services LLC	344,661	16.81%
First Trust Active Factor Small Cap ETF	AFSM
		National Financial Services LLC	394,868	32.91%
		Charles Schwab & Co., Inc.	313,981	26.17%
		Truist Financial Corp.(1)	242,968.43	21.1%
		Pershing LLC	142,200	11.85%
		Desjardins Securities Inc./CDS	120,930	10.08%
		LPL Financial LLC	60,746	5.06%
First Trust Active Global Quality Income ETF	AGQI
		Raymond James & Associates, Inc.	647,544	17.83%
		Morgan Stanley Smith Barney LLC	557,178	15.34%
		Charles Schwab & Co., Inc.	301,151	8.29%
		Wells Fargo Clearing Services, LLC	285,122	7.85%
		Stifel, Nicolaus & Company, Incorporated	282,272	7.77%
		National Financial Services LLC	224,362	6.18%
First Trust Expanded Technology ETF	XPND
		Charles Schwab & Co., Inc.	320,942	40.12%
		Pershing LLC	155,896	19.49%
		National Financial Services LLC	152,012	19.00%
		RBC Capital Markets, LLC	46,150	5.77%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
First Trust Flexible Municipal High Income ETF	MFLX
		Charles Schwab & Co., Inc.	280,931	33.05%
		Pershing LLC	201,099	23.66%
		National Financial Services LLC	177,997	20.94%
First Trust Income Opportunities ETF	FCEF
		Charles Schwab & Co., Inc.	771,533	37.54%
		Pershing LLC	378,504	18.42%
		LPL Financial LLC	374,013	18.20%
		Raymond James & Associates, Inc.	203,874	9.92%
		National Financial Services LLC	173,720	8.45%
First Trust Innovation Leaders ETF	ILDR
		Charles Schwab & Co., Inc.	1,059,585	45.09%
		National Financial Services LLC	673,124	28.64%
		Pershing LLC	191,267	8.14%
		Wells Fargo Clearing Services, LLC	149,795	6.37%
First Trust Low Duration Strategic Focus ETF	LDSF
		Charles Schwab & Co., Inc.	1,794,747	27.19%
		LPL Financial LLC	1,538,742	23.31%
		RBC Capital Markets, LLC	1,149,956	17.42%
		Raymond James & Associates, Inc.	681,085	10.32%
		National Financial Services LLC	507,622	7.69%
		Pershing LLC	378,968	5.74%
		Arax Advisory Partners(2)	643,026	9.5%
		Cedrus LLC(3)	414,620	6.6%
First Trust Multi-Manager Large Growth ETF	MMLG
		LPL Financial LLC	747,731	32.51%
		Charles Schwab & Co., Inc.	691,959	30.09%
		Pershing LLC	304,780	13.25%
		SEI Private Trust Company/C/O/ GWP	216,513	9.41%
First Trust Multi-Manager Small Cap Opportunities ETF	MMSC
		Charles Schwab & Co., Inc.	644,247	51.54%
		National Financial Services LLC	258,262	20.66%
		Pershing LLC	207,252	16.58%
First Trust Multi-Strategy Alternative ETF	LALT
		Charles Schwab & Co., Inc.	455,173	47.91%
		Pershing LLC	217,012	22.84%
		National Financial Services LLC	148,781	15.66%
		Altruist Financial LLC	60,791	6.40%
First Trust Securitized Plus ETF	DEED
		Raymond James & Associates, Inc.	1,246,857	37.22%
		Charles Schwab & Co., Inc.	950,465	28.37%
		Pershing LLC	399,597	11.93%
		LPL Financial LLC	398,597	11.90%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
First Trust SkyBridge Crypto Industry and Digital Economy ETF	CRPT
		Charles Schwab & Co., Inc.	2,604,027	43.40%
		National Financial Services LLC	1,312,179	21.87%
		Pershing LLC	837,343	13.96%
First Trust Smith Opportunistic Fixed Income ETF	FIXD
		Charles Schwab & Co., Inc.	15,031,831	19.28%
		Morgan Stanley Smith Barney LLC	10,966,909	14.07%
		National Financial Services LLC	9,224,731	11.83%
		LPL Financial LLC	9,078,654	11.65%
		Wells Fargo Clearing Services, LLC	7,275,618	9.33%
		Raymond James & Associates, Inc.	5,556,010	7.13%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 4,656,024 Aggregate: 4,780,553	Aggregate: 6.13%
		The Bank of New York Mellon	4,663,034	5.98%
		Pershing LLC	4,364,011	5.60%
First Trust Smith Unconstrained Bond ETF	UCON
		Charles Schwab & Co., Inc.	28,162,953	23.43%
		LPL Financial LLC	18,836,390	15.67%
		National Financial Services LLC	18,245,074	15.18%
		Morgan Stanley Smith Barney LLC	7,720,499	6.42%
		Pershing LLC	7,589,093	6.31%
		Wells Fargo Clearing Services, LLC	7,151,408	5.95%
FT Energy Income Partners Enhanced Income ETF	EIPI
		Charles Schwab & Co., Inc.	9,251,239	19.88%
		Morgan Stanley Smith Barney LLC	9,085,776	19.52%
		National Financial Services LLC	4,880,918	10.49%
		RBC Capital Markets, LLC	3,035,810	6.52%
		Raymond James & Associates, Inc.	2,699,616	5.80%
		Pershing LLC	2,601,414	5.59%
		Wells Fargo Clearing Services, LLC	2,515,341	5.41%
FT Raymond James Multicap Growth Equity ETF	RJMG
		Raymond James & Associates, Inc.	491,400	89.35%
FT Vest Buffered Allocation Defensive ETF	BUFT
		National Financial Services LLC	2,270,059	43.65%
		Pershing LLC	1,387,157	26.68%
		Charles Schwab & Co., Inc.	979,970	18.85%
		LPL Financial LLC	346,936	6.67%
FT Vest Buffered Allocation Growth ETF	BUFG
		National Financial Services LLC	4,224,185	40.04%
		Charles Schwab & Co., Inc.	3,149,342	29.85%
		Pershing LLC	1,446,944	13.72%
		LPL Financial LLC	964,681	9.14%
FT Vest Emerging Markets Buffer ETF - December	TDEC
		Charles Schwab & Co., Inc.	766,496	85.17%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest Emerging Markets Buffer ETF - March	TMAR
		BOFA Securities, Inc.	49,745	33.16%
		Charles Schwab & Co., Inc.	47,568	31.71%
		Scotia Capital Inc./CDS	21,708	14.47%
		Goldman Sachs & Co. LLC	14,131	9.42%
		National Financial Services LLC	9,359	6.24%
FT Vest Emerging Markets Buffer ETF - September	TSEP
		National Financial Services LLC	36,489	36.49%
		Charles Schwab & Co., Inc.	33,678	33.68%
		Goldman Sachs & Co. LLC	19,950	19.95%
		BOFA Securities, Inc.	5,235	5.24%
FT Vest International Equity Moderate Buffer ETF - December	YDEC
		National Financial Services LLC	843,466	27.21%
		Charles Schwab & Co., Inc.	760,994	24.55%
		Pershing LLC	663,136	21.39%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 88,782 Aggregate: 352,230	Aggregate: 11.36%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	263,250	8.49%
FT Vest International Equity Moderate Buffer ETF - June	YJUN
		National Financial Services LLC	2,212,661	36.88%
		Charles Schwab & Co., Inc.	1,181,170	19.69%
		Pershing LLC	1,015,994	16.93%
		Raymond James & Associates, Inc.	955,126	15.92%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 93,909 Aggregate: 378,117	Aggregate: 6.30%
FT Vest International Equity Moderate Buffer ETF - March	YMAR
		Charles Schwab & Co., Inc.	2,094,107	38.78%
		National Financial Services LLC	1,282,539	23.75%
		Pershing LLC	740,846	13.72%
		Raymond James & Associates, Inc.	374,740	6.94%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 89,240 Aggregate: 359,881	Aggregate: 6.66%
FT Vest International Equity Moderate Buffer ETF - September	YSEP
		Charles Schwab & Co., Inc.	2,022,324	45.96%
		National Financial Services LLC	917,598	20.85%
		Pershing LLC	370,725	8.43%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 45,783 Aggregate: 331,603	Aggregate: 7.54%
		Raymond James & Associates, Inc.	285,988	6.50%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	285,688	6.49%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest Laddered Buffer ETF	BUFR
		LPL Financial LLC	61,184,156	28.50%
		Charles Schwab & Co., Inc.	54,912,710	25.58%
		National Financial Services LLC	47,478,031	22.11%
		Pershing LLC	26,410,417	12.30%
FT Vest Laddered Deep Buffer ETF	BUFD
		Charles Schwab & Co., Inc.	18,355,819	36.75%
		LPL Financial LLC	12,098,278	24.22%
		National Financial Services LLC	10,786,327	21.59%
		Pershing LLC	5,112,925	10.24%
FT Vest Laddered International Moderate Buffer ETF	BUFY
		National Financial Services LLC	795,040	61.16%
		Pershing LLC	197,952	15.23%
		Charles Schwab & Co., Inc.	167,180	12.86%
FT Vest Laddered Moderate Buffer ETF	BUFZ
		LPL Financial LLC	4,610,212	23.95%
		National Financial Services LLC	4,173,708	21.68%
		Charles Schwab & Co., Inc.	4,093,188	21.26%
		Raymond James & Associates, Inc.	2,500,567	12.99%
		Pershing LLC	2,465,552	12.81%
FT Vest Laddered Nasdaq Buffer ETF	BUFQ
		LPL Financial LLC	12,466,795	42.26%
		Charles Schwab & Co., Inc.	5,707,811	19.35%
		Pershing LLC	4,452,074	15.09%
		National Financial Services LLC	3,916,593	13.28%
FT Vest Laddered Small Cap Moderate Buffer ETF	BUFS
		Charles Schwab & Co., Inc.	1,857,425	43.70%
		Raymond James & Associates, Inc.	1,100,859	25.90%
		National Financial Services LLC	708,676	16.67%
		Pershing LLC	361,121	8.50%
FT Vest Nasdaq-100® Buffer ETF - December	QDEC
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 8,394,124	Aggregate: 45.50%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	8,393,546	45.49%
		Charles Schwab & Co., Inc.	3,631,606	19.68%
		National Financial Services LLC	2,878,152	15.60%
		Pershing LLC	1,519,709	8.24%
FT Vest Nasdaq-100® Buffer ETF - June	QJUN
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 8,292,733	Aggregate: 41.67%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	8,292,171	41.67%
		Charles Schwab & Co., Inc.	5,455,667	27.42%
		National Financial Services LLC	2,651,857	13.33%
		Pershing LLC	1,443,662	7.25%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest Nasdaq-100® Buffer ETF - March	QMAR
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 7,800,006	Aggregate: 54.74%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	7,799,128	54.73%
		National Financial Services LLC	2,103,115	14.76%
		Charles Schwab & Co., Inc.	1,815,595	12.74%
		Raymond James & Associates, Inc.	892,255	6.26%
		Pershing LLC	875,957	6.15%
FT Vest Nasdaq-100® Buffer ETF - September	QSPT
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 8,293,309	Aggregate: 60.54%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	8,292,171	60.53%
		Charles Schwab & Co., Inc.	1,421,960	10.38%
		National Financial Services LLC	1,255,276	9.16%
		Pershing LLC	737,130	5.38%
FT Vest Nasdaq-100® Conservative Buffer ETF - April	QCAP
		Pershing LLC	676,576	36.57%
		Charles Schwab & Co., Inc.	423,522	22.89%
		National Financial Services LLC	378,918	20.48%
		Raymond James & Associates, Inc.	171,430	9.27%
FT Vest Nasdaq-100® Conservative Buffer ETF - January	QCJA
		Charles Schwab & Co., Inc.	804,261	29.79%
		National Financial Services LLC	777,837	28.81%
		Raymond James & Associates, Inc.	579,181	21.45%
		Pershing LLC	211,787	7.84%
FT Vest Nasdaq-100® Conservative Buffer ETF - July	QCJL
		Charles Schwab & Co., Inc.	758,795	32.29%
		National Financial Services LLC	736,453	31.34%
		Raymond James & Associates, Inc.	294,228	12.52%
		Pershing LLC	292,223	12.44%
		Truist Financial Corp.(5)	193,400	8.6%
FT Vest Nasdaq-100® Conservative Buffer ETF - October	QCOC
		Charles Schwab & Co., Inc.	647,381	35.97%
		Raymond James & Associates, Inc.	301,814	16.77%
		Pershing LLC	296,590	16.48%
		National Financial Services LLC	290,385	16.13%
FT Vest Nasdaq-100® Moderate Buffer ETF - August	QMAG
		Charles Schwab & Co., Inc.	370,969	32.26%
		National Financial Services LLC	308,277	26.81%
		Raymond James & Associates, Inc.	173,755	15.11%
		Pershing LLC	113,099	9.83%
		The Bank of New York Mellon	78,624	6.84%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 78,624 Aggregate: 78,624	Aggregate: 6.84%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest Nasdaq-100® Moderate Buffer ETF - February	QMFE
		Charles Schwab & Co., Inc.	906,842	38.59%
		Raymond James & Associates, Inc.	644,936	27.44%
		National Financial Services LLC	398,637	16.96%
		Pershing LLC	169,770	7.22%
FT Vest Nasdaq-100® Moderate Buffer ETF - May	QMMY
		Charles Schwab & Co., Inc.	1,038,499	32.45%
		National Financial Services LLC	786,913	24.59%
		Pershing LLC	547,931	17.12%
		Raymond James & Associates, Inc.	213,419	6.67%
FT Vest Nasdaq-100® Moderate Buffer ETF - November	QMNV
		Charles Schwab & Co., Inc.	568,825	27.75%
		National Financial Services LLC	390,397	19.04%
		Janney Montgomery Scott LLC	277,462	13.53%
		Pershing LLC	205,162	10.01%
		Raymond James & Associates, Inc.	203,961	9.95%
		Citibank, N.A.	115,808	5.65%
FT Vest U.S. Equity Buffer & Premium Income ETF - December	XIDE
		Charles Schwab & Co., Inc.	498,392	64.31%
		National Financial Services LLC	159,911	20.63%
		Foundations Investment Advisors, LLC(6)	65,482	8.7%
		Pershing LLC	52,868	6.82%
FT Vest U.S. Equity Buffer & Premium Income ETF - June	XIJN
		Charles Schwab & Co., Inc.	87,104	38.71%
		Pershing LLC	64,146	28.51%
		National Financial Services LLC	32,148	14.29%
		BOFA Securities, Inc.	22,667	10.07%
FT Vest U.S. Equity Buffer & Premium Income ETF - March	XIMR
		Pershing LLC	757,612	59.42%
		Charles Schwab & Co., Inc.	348,894	27.36%
		National Financial Services LLC	101,527	7.96%
FT Vest U.S. Equity Buffer & Premium Income ETF - September	XISE
		National Financial Services LLC	1,025,872	51.94%
		Foundations Investment Advisors, LLC(7)	784,677	35.7%
		Charles Schwab & Co., Inc.	560,857	28.40%
		Pershing LLC	144,392	7.31%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Buffer ETF - April	FAPR
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 13,366,577	Aggregate: 68.99%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	13,353,859	68.92%
		National Financial Services LLC	2,176,270	11.23%
		Charles Schwab & Co., Inc.	1,592,288	8.22%
FT Vest U.S. Equity Buffer ETF - August	FAUG
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 12,407,655	Aggregate: 65.39%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	12,393,371	65.31%
		Charles Schwab & Co., Inc.	2,590,624	13.65%
		National Financial Services LLC	1,834,558	9.67%
FT Vest U.S. Equity Buffer ETF - December	FDEC
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 13,038,879	Aggregate: 59.67%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	13,025,673	59.61%
		Charles Schwab & Co., Inc.	3,221,904	14.75%
		National Financial Services LLC	2,662,598	12.19%
FT Vest U.S. Equity Buffer ETF - February	FFEB
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 11,600,578	Aggregate: 58.44%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	11,590,173	58.39%
		Charles Schwab & Co., Inc.	2,900,085	14.61%
		National Financial Services LLC	2,346,451	11.82%
		Pershing LLC	1,468,486	7.40%
FT Vest U.S. Equity Buffer ETF - January	FJAN
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 12,746,586	Aggregate: 57.22%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	12,735,147	57.17%
		Charles Schwab & Co., Inc.	2,628,723	11.80%
		National Financial Services LLC	2,482,033	11.14%
		Pershing LLC	1,732,127	7.78%
FT Vest U.S. Equity Buffer ETF - July	FJUL
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 11,860,275	Aggregate: 59.30%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	11,849,640	59.25%
		Charles Schwab & Co., Inc.	2,444,990	12.22%
		Raymond James & Associates, Inc.	2,199,738	11.00%
		National Financial Services LLC	1,725,989	8.63%
		Pershing LLC	1,021,027	5.11%
FT Vest U.S. Equity Buffer ETF - June	FJUN
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 11,319,243	Aggregate: 61.69%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	11,306,554	61.62%
		Charles Schwab & Co., Inc.	2,709,400	14.77%
		National Financial Services LLC	1,898,994	10.35%
		Pershing LLC	1,120,644	6.11%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Buffer ETF - March	FMAR
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 12,663,148	Aggregate: 63.79%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	12,648,344	63.72%
		National Financial Services LLC	3,158,917	15.91%
		Charles Schwab & Co., Inc.	1,575,699	7.94%
		Pershing LLC	1,007,769	5.08%
FT Vest U.S. Equity Buffer ETF - May	FMAY
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 11,357,765	Aggregate: 61.15%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	11,347,096	61.09%
		National Financial Services LLC	2,375,266	12.79%
		Charles Schwab & Co., Inc.	1,772,552	9.54%
FT Vest U.S. Equity Buffer ETF - November	FNOV
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 11,322,513	Aggregate: 64.98%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	11,311,880	64.92%
		Charles Schwab & Co., Inc.	1,761,521	10.11%
		National Financial Services LLC	1,705,627	9.79%
		Pershing LLC	1,115,539	6.40%
FT Vest U.S. Equity Buffer ETF - October	FOCT
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 12,790,379	Aggregate: 67.14%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	12,766,150	67.01%
		Charles Schwab & Co., Inc.	1,905,351	10.00%
		National Financial Services LLC	1,605,004	8.43%
		Pershing LLC	1,014,638	5.33%
FT Vest U.S. Equity Buffer ETF - September	FSEP
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 11,912,856	Aggregate: 68.56%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	11,898,838	68.48%
		Charles Schwab & Co., Inc.	1,895,970	10.91%
		National Financial Services LLC	1,621,379	9.33%
FT Vest U.S. Equity Deep Buffer ETF - April	DAPR
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 2,903,134	Aggregate: 45.18%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	2,897,208	45.09%
		Charles Schwab & Co., Inc.	1,245,889	19.39%
		National Financial Services LLC	876,779	13.65%
		Pershing LLC	443,478	6.90%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Deep Buffer ETF - August	DAUG
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 2,654,714	Aggregate: 37.39%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	2,646,620	37.28%
		Charles Schwab & Co., Inc.	1,711,209	24.10%
		National Financial Services LLC	1,390,936	19.59%
		Pershing LLC	550,324	7.75%
FT Vest U.S. Equity Deep Buffer ETF - December	DDEC
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 2,651,046	Aggregate: 32.53%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	2,644,654	32.45%
		Charles Schwab & Co., Inc.	2,299,717	28.22%
		National Financial Services LLC	1,633,341	20.04%
		Pershing LLC	607,127	7.45%
		Raymond James & Associates, Inc.	425,526	5.22%
FT Vest U.S. Equity Deep Buffer ETF - February	DFEB
		National Financial Services LLC	2,576,249	26.70%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 2,481,575	Aggregate: 25.72%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	2,470,017	25.60%
		Charles Schwab & Co., Inc.	2,160,460	22.39%
		Pershing LLC	848,649	8.79%
		Raymond James & Associates, Inc.	588,487	6.10%
FT Vest U.S. Equity Deep Buffer ETF - January	DJAN
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 2,743,754	Aggregate: 30.40%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	2,736,127	30.32%
		National Financial Services LLC	2,679,723	29.69%
		Charles Schwab & Co., Inc.	1,844,844	20.44%
		Brookstone Capital Management, LLC(8)	420,365	7.67%
		Pershing LLC	604,921	6.70%
FT Vest U.S. Equity Deep Buffer ETF - July	DJUL
		Charles Schwab & Co., Inc.	2,539,514	32.35%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 2,513,515	Aggregate: 32.02%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	2,506,243	31.93%
		National Financial Services LLC	1,293,437	16.48%
		Pershing LLC	607,618	7.74%
		Raymond James & Associates, Inc.	483,832	6.16%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Deep Buffer ETF - June	DJUN
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 3,347,507	Aggregate: 47.15%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	3,342,258	47.07%
		Charles Schwab & Co., Inc.	1,340,287	18.88%
		National Financial Services LLC	1,153,245	16.24%
		Pershing LLC	448,614	6.32%
FT Vest U.S. Equity Deep Buffer ETF - March	DMAR
		Charles Schwab & Co., Inc.	3,677,165	39.02%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 3,186,538	Aggregate: 33.81%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	3,180,667	33.75%
		National Financial Services LLC	1,173,361	12.45%
		Pershing LLC	621,217	6.59%
FT Vest U.S. Equity Deep Buffer ETF - May	DMAY
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 2,568,331	Aggregate: 39.21%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	2,563,087	39.13%
		Charles Schwab & Co., Inc.	1,399,938	21.37%
		National Financial Services LLC	1,120,678	17.11%
		Raymond James & Associates, Inc.	391,204	5.97%
		Pershing LLC	358,840	5.48%
FT Vest U.S. Equity Deep Buffer ETF - November	DNOV
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 2,481,440	Aggregate: 34.46%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	2,475,454	34.38%
		Charles Schwab & Co., Inc.	1,619,429	22.49%
		National Financial Services LLC	1,358,823	18.87%
		Pershing LLC	527,077	7.32%
		Oppenheimer & Co., Inc.	517,110	7.18%
FT Vest U.S. Equity Deep Buffer ETF - October	DOCT
		Charles Schwab & Co., Inc.	2,763,540	33.60%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 2,704,311	Aggregate: 32.88%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	2,698,791	32.81%
		National Financial Services LLC	1,493,462	18.16%
		Pershing LLC	439,312	5.34%
FT Vest U.S. Equity Deep Buffer ETF - September	DSEP
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 2,617,650	Aggregate: 41.39%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	2,612,306	41.30%
		National Financial Services LLC	1,297,779	20.52%
		Charles Schwab & Co., Inc.	1,191,694	18.84%
		Raymond James & Associates, Inc.	397,298	6.28%
		Pershing LLC	377,607	5.97%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	XAPR
		Charles Schwab & Co., Inc.	185,302	33.69%
		National Financial Services LLC	158,029	28.73%
		Pershing LLC	115,848	21.06%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	XAUG
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 521,028	Aggregate: 34.17%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	520,765	34.15%
		Charles Schwab & Co., Inc.	267,520	17.54%
		Pershing LLC	222,913	14.62%
		National Financial Services LLC	220,835	14.48%
		Truist Financial Corp.(9)	92,812	6.2%
		Cetera Investment Services LLC	78,868	5.17%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	XDEC
		Charles Schwab & Co., Inc.	1,827,114	36.00%
		National Financial Services LLC	1,735,282	34.19%
		Pershing LLC	717,506	14.14%
		Janney Montgomery Scott LLC	370,734	7.31%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	XFEB
		Charles Schwab & Co., Inc.	759,568	54.25%
		National Financial Services LLC	411,105	29.36%
		Pershing LLC	105,037	7.50%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	XJAN
		Charles Schwab & Co., Inc.	524,468	41.96%
		National Financial Services LLC	403,097	32.25%
		Pershing LLC	87,825	7.03%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	XJUL
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 472,622	Aggregate: 26.63%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	472,383	26.61%
		Pershing LLC	358,973	20.22%
		Charles Schwab & Co., Inc.	328,772	18.52%
		National Financial Services LLC	205,136	11.56%
		Wells Fargo Clearing Services, LLC	197,198	11.11%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	XJUN
		Charles Schwab & Co., Inc.	1,136,176	29.32%
		National Financial Services LLC	1,002,475	25.87%
		Pershing LLC	687,628	17.75%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 443,629	Aggregate: 11.45%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	433,448	11.19%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	XMAR
		Charles Schwab & Co., Inc.	1,439,253	30.30%
		National Financial Services LLC	1,420,328	29.90%
		Pershing LLC	864,013	18.19%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 508,398	Aggregate: 10.70%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	476,522	10.03%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	XMAY
		National Financial Services LLC	226,652	36.26%
		Charles Schwab & Co., Inc.	156,983	25.12%
		Pershing LLC	99,992	16.00%
		Raymond James & Associates, Inc.	57,971	9.28%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	XNOV
		Charles Schwab & Co., Inc.	373,753	49.83%
		National Financial Services LLC	186,108	24.81%
		Pershing LLC	63,128	8.42%
		Cetera Investment Services LLC	42,440	5.66%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	XOCT
		Charles Schwab & Co., Inc.	1,629,922	60.93%
		Raymond James & Associates, Inc.	470,737	17.60%
		Pershing LLC	230,340	8.61%
		National Financial Services LLC	213,631	7.99%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	XSEP
		Charles Schwab & Co., Inc.	968,470	30.75%
		National Financial Services LLC	852,786	27.07%
		Pershing LLC	446,634	14.18%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 0 Aggregate: 438,520	Aggregate: 13.92%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	437,424	13.89%
FT Vest U.S. Equity Equal Weight Buffer ETF - December	RSDE
		Pershing LLC	307,385	32.36%
		Charles Schwab & Co., Inc.	225,202	23.71%
		National Financial Services LLC	220,420	23.20%
		Scotia Capital Inc./CDS	48,948	5.15%
FT Vest U.S. Equity Equal Weight Buffer ETF - June	RSJN
		National Financial Services LLC	425,469	53.18%
		Pershing LLC	110,182	13.77%
		Charles Schwab & Co., Inc.	91,726	11.47%
		RBC Capital Markets, LLC	71,430	8.93%
FT Vest U.S. Equity Equal Weight Buffer ETF - March	RSMR
		Charles Schwab & Co., Inc.	131,707	43.90%
		National Financial Services LLC	93,437	31.15%
		Pershing LLC	64,947	21.65%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Equal Weight Buffer ETF - September	RSSE
		National Financial Services LLC	354,567	33.77%
		Janney Montgomery Scott LLC	177,397	16.89%
		Pershing LLC	174,214	16.59%
		Charles Schwab & Co., Inc.	159,669	15.21%
		Truist Financial Corporation(10)	176,860	13.6%
		Cetera Investment Services LLC	80,968	7.71%
		Secured Retirement Advisors, LLC(11)	62,103	5.9%
FT Vest U.S. Equity Max Buffer ETF - April	APXM
		Raymond James & Associates, Inc.	61,277	27.23%
		National Financial Services LLC	44,327	19.70%
		Charles Schwab & Co., Inc.	41,226	18.32%
		BOFA Securities, Inc.	22,404	9.96%
		Pershing LLC	20,224	8.99%
		Goldman Sachs & Co. LLC	18,790	8.35%
		COR Clearing LLC	15,130	6.72%
FT Vest U.S. Equity Max Buffer ETF - August	AUGM
		Charles Schwab & Co., Inc.	208,390	37.89%
		National Financial Services LLC	149,361	27.16%
		Pershing LLC	94,248	17.14%
		Wells Fargo Clearing Services, LLC	38,649	7.03%
FT Vest U.S. Equity Max Buffer ETF - December	DECM
		National Financial Services LLC	613,851	50.11%
		Charles Schwab & Co., Inc.	453,804	37.05%
FT Vest U.S. Equity Max Buffer ETF - February	FEBM
		Charles Schwab & Co., Inc.	805,380	42.95%
		National Financial Services LLC	562,955	30.02%
		Pershing LLC	311,324	16.60%
FT Vest U.S. Equity Max Buffer ETF - January	JANM
		Charles Schwab & Co., Inc.	327,474	33.59%
		Raymond James & Associates, Inc.	216,482	22.20%
		National Financial Services LLC	213,292	21.88%
		Pershing LLC	98,405	10.09%
FT Vest U.S. Equity Max Buffer ETF - July	JULM
		National Financial Services LLC	144,244	26.23%
		Charles Schwab & Co., Inc.	140,735	25.59%
		Pershing LLC	138,657	25.21%
		COR Clearing LLC	42,690	7.76%
		Wells Fargo Clearing Services, LLC	29,992	5.45%
FT Vest U.S. Equity Max Buffer ETF - June	JUNM
		Charles Schwab & Co., Inc.	730,846	41.17%
		National Financial Services LLC	579,317	32.64%
		Pershing LLC	271,271	15.28%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Max Buffer ETF - March	MARM
		Charles Schwab & Co., Inc.	2,399,203	56.12%
		National Financial Services LLC	829,388	19.40%
		Pershing LLC	484,926	11.34%
FT Vest U.S. Equity Max Buffer ETF - May	MAYM
		Charles Schwab & Co., Inc.	351,868	70.37%
		National Financial Services LLC	61,067	12.21%
		Pershing LLC	42,273	8.45%
FT Vest U.S. Equity Max Buffer ETF - November	NOVM
		Charles Schwab & Co., Inc.	290,562	43.05%
		National Financial Services LLC	194,304	28.79%
		Pershing LLC	112,932	16.73%
FT Vest U.S. Equity Max Buffer ETF - October	OCTM
		Charles Schwab & Co., Inc.	329,477	35.62%
		National Financial Services LLC	260,395	28.15%
		Raymond James & Associates, Inc.	148,392	16.04%
		Pershing LLC	74,235	8.03%
FT Vest U.S. Equity Max Buffer ETF - September	SEPM
		Charles Schwab & Co., Inc.	277,947	37.06%
		National Financial Services LLC	167,409	22.32%
		Pershing LLC	126,666	16.89%
		Goldman Sachs & Co. LLC	41,631	5.55%
FT Vest U.S. Equity Moderate Buffer ETF - April	GAPR
		Charles Schwab & Co., Inc.	1,557,430	26.62%
		National Financial Services LLC	1,301,743	22.25%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 48,118 Aggregate: 1,102,832	Aggregate: 18.85%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,033,131	17.66%
		Raymond James & Associates, Inc.	877,148	14.99%
		Pershing LLC	380,113	6.50%
FT Vest U.S. Equity Moderate Buffer ETF - August	GAUG
		Charles Schwab & Co., Inc.	1,655,649	24.62%
		Pershing LLC	1,614,993	24.01%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 51,018 Aggregate: 1,155,871	Aggregate: 17.19%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,082,240	16.09%
		National Financial Services LLC	933,696	13.88%
		Raymond James & Associates, Inc.	641,796	9.54%
FT Vest U.S. Equity Moderate Buffer ETF - December	GDEC
		National Financial Services LLC	4,391,999	34.51%
		Charles Schwab & Co., Inc.	3,678,237	28.91%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 53,447 Aggregate: 1,214,414	Aggregate: 9.54%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,137,203	8.94%
		Raymond James & Associates, Inc.	1,072,441	8.43%
		SEI Private Trust Company/C/O/ GWP	893,403	7.02%
		Pershing LLC	812,695	6.39%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Moderate Buffer ETF - February	GFEB
		Raymond James & Associates, Inc.	1,885,612	20.66%
		Charles Schwab & Co., Inc.	1,870,439	20.50%
		National Financial Services LLC	1,706,053	18.70%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 48,370 Aggregate: 1,094,991	Aggregate: 12.00%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,025,199	11.24%
		Pershing LLC	869,826	9.53%
		COR Clearing LLC	771,278	8.45%
FT Vest U.S. Equity Moderate Buffer ETF - January	GJAN
		Charles Schwab & Co., Inc.	2,805,795	29.30%
		National Financial Services LLC	2,060,520	21.52%
		Raymond James & Associates, Inc.	1,612,890	16.84%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 46,853 Aggregate: 1,067,772	Aggregate: 11.15%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,000,027	10.44%
		Pershing LLC	796,855	8.32%
FT Vest U.S. Equity Moderate Buffer ETF - July	GJUL
		Charles Schwab & Co., Inc.	2,482,731	30.75%
		National Financial Services LLC	1,758,087	21.77%
		Raymond James & Associates, Inc.	1,147,176	14.21%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 49,164 Aggregate: 1,113,546	Aggregate: 13.79%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,042,597	12.91%
		Pershing LLC	850,305	10.53%
FT Vest U.S. Equity Moderate Buffer ETF - June	GJUN
		Charles Schwab & Co., Inc.	2,101,507	28.02%
		National Financial Services LLC	1,192,309	15.90%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 49,944 Aggregate: 1,136,806	Aggregate: 15.16%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,064,391	14.19%
		Raymond James & Associates, Inc.	933,843	12.45%
		Pershing LLC	727,455	9.70%
FT Vest U.S. Equity Moderate Buffer ETF - March	GMAR
		Charles Schwab & Co., Inc.	3,402,959	30.18%
		National Financial Services LLC	2,631,757	23.34%
		Raymond James & Associates, Inc.	1,730,462	15.35%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 48,133 Aggregate: 1,510,294	Aggregate: 13.40%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,440,639	12.78%
		Pershing LLC	820,905	7.28%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Moderate Buffer ETF - May	GMAY
		Charles Schwab & Co., Inc.	3,059,024	39.47%
		National Financial Services LLC	1,214,384	15.67%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 48,841 Aggregate: 1,089,537	Aggregate: 14.06%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,019,394	13.15%
		Pershing LLC	884,062	11.41%
		Raymond James & Associates, Inc.	816,179	10.53%
FT Vest U.S. Equity Moderate Buffer ETF - November	GNOV
		National Financial Services LLC	2,153,132	29.00%
		Raymond James & Associates, Inc.	1,546,060	20.82%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 51,577 Aggregate: 1,171,788	Aggregate: 15.78%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,097,284	14.78%
		Charles Schwab & Co., Inc.	989,686	13.33%
		Pershing LLC	865,397	11.66%
FT Vest U.S. Equity Moderate Buffer ETF - October	GOCT
		Charles Schwab & Co., Inc.	2,317,166	37.52%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 51,474 Aggregate: 1,170,100	Aggregate: 18.95%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,095,731	17.74%
		National Financial Services LLC	967,428	15.67%
		Raymond James & Associates, Inc.	807,300	13.07%
		Pershing LLC	368,432	5.97%
FT Vest U.S. Equity Moderate Buffer ETF - September	GSEP
		National Financial Services LLC	1,347,773	22.19%
		Charles Schwab & Co., Inc.	1,206,269	19.86%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 51,357 Aggregate: 1,165,570	Aggregate: 19.19%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,091,407	17.97%
		Raymond James & Associates, Inc.	858,089	14.12%
		Pershing LLC	692,281	11.40%
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF	DHDG
		Charles Schwab & Co., Inc.	369,574	41.06%
		COR Clearing LLC	278,135	30.90%
		National Financial Services LLC	193,305	21.48%
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF	FHDG
		Charles Schwab & Co., Inc.	466,276	74.60%
		National Financial Services LLC	51,158	8.19%
		Altruist Financial LLC	45,647	7.30%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Equity Quarterly Max Buffer ETF	SQMX
		National Financial Services LLC	32,645	26.12%
		BOFA Securities, Inc.	26,973	21.58%
		Goldman Sachs & Co. LLC	24,510	19.61%
		Pershing LLC	18,587	14.87%
		Charles Schwab & Co., Inc.	9,944	7.96%
FT Vest U.S. Equity Uncapped Accelerator ETF - April	UXAP
		Charles Schwab & Co., Inc.	117,994	47.20%
		National Financial Services LLC	62,998	25.20%
		BOFA Securities, Inc.	29,506	11.80%
		Goldman Sachs & Co. LLC	23,719	9.49%
		Wells Fargo Securities LLC	13,849	5.54%
FT Vest U.S. Equity Uncapped Accelerator ETF - January	UXJA
		Charles Schwab & Co., Inc.	57,190	38.13%
		Stonex Financial Inc.	41,000	27.33%
		Goldman Sachs & Co. LLC	27,605	18.40%
FT Vest U.S. Equity Uncapped Accelerator ETF - October	UXOC
		Charles Schwab & Co., Inc.	251,101	45.65%
		National Financial Services LLC	155,536	28.28%
		Raymond James & Associates, Inc.	68,828	12.51%
		Goldman Sachs & Co. LLC	36,253	6.59%
FT Vest U.S. Small Cap Moderate Buffer ETF - August	SAUG
		Charles Schwab & Co., Inc.	1,540,686	36.68%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 44,256 Aggregate: 988,289	Aggregate: 23.53%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	944,033	22.48%
		National Financial Services LLC	764,902	18.21%
		Pershing LLC	363,815	8.66%
		Raymond James & Associates, Inc.	216,818	5.16%
FT Vest U.S. Small Cap Moderate Buffer ETF - February	SFEB
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 48,498 Aggregate: 1,099,963	Aggregate: 29.33%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	1,051,465	28.04%
		Charles Schwab & Co., Inc.	883,794	23.57%
		National Financial Services LLC	608,792	16.23%
		Pershing LLC	415,201	11.07%
		Raymond James & Associates, Inc.	403,734	10.77%
FT Vest U.S. Small Cap Moderate Buffer ETF - May	SMAY
		Charles Schwab & Co., Inc.	1,359,892	33.58%
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 42,149 Aggregate: 980,065	Aggregate: 24.20%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	937,916	23.16%
		National Financial Services LLC	632,882	15.63%
		Pershing LLC	539,396	13.32%

Fund	Ticker Symbol	Name of Owner*	Number of Shares Owned	Percentage of Shares Owned
FT Vest U.S. Small Cap Moderate Buffer ETF - November	SNOV
		First Trust Portfolios L.P.(4) First Trust Advisors L.P.(4) The Charger Corporation(4)	FT UITs: 21,835 Aggregate: 989,859	Aggregate: 21.29%
		BNYMellon/Re ETF - UIT DTC/NSCC 0963	968,024	20.82%
		Charles Schwab & Co., Inc.	967,724	20.81%
		National Financial Services LLC	921,110	19.81%
		Pershing LLC	605,481	13.02%
		Raymond James & Associates, Inc.	561,397	12.07%

*Addresses of owners are provided below:

Altruist Financial LLC: 300 South Pearl Expressway, Dallas, Texas 75201

Arax Advisory Partners: 730 17th Street, Suite 107, Denver, Colorado 80202

BNYMellon/Re ETF – UIT DTC/NSCC 0963: 525 William Penn Place, Suite 153-0400, Pittsburgh, Pennsylvania 15259

BOFA Securities, Inc.: 4804 Deer Lake Dr. E, Jacksonville, Florida 32246

Brookstone Capital Management, LLC: 1745 S. Naperville Road, Suite 200, Wheaton, Illinois 60189

Cedrus LLC: 8241 South Continental Divide Road, Littleton, Colorado 80127

Cetera Investment Services LLC: 400 First Street South, Suite 300, St. Cloud, Minnesota 56301

Charles Schwab & Co., Inc.: 2423 E Lincoln Drive, Phoenix, Arizona 85016

Citibank, N.A.: 3801 Citibank Center, B/3rd Floor/Zone 12, Tampa, Florida 33610

COR Clearing LLC: 8000 Regency Parkway, Cary, North Carolina 27518

Desjardins Securities Inc./CDS: 1170 Peel Street, Suite 300, Montreal, Quebec H3B 0A9

First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation: 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187

Foundations Investment Advisors, LLC: 4050 E. Cotton Center Blvd, Suite 40, Phoenix, Arizona 85040
Goldman Sachs & Co. LLC: 30 Hudson Street, Jersey City, New Jersey 07302

Janney Montgomery Scott LLC: C/O Mediant Communications Inc, 200 Regency Forest Drive, Cary, North Carolina 27518

LPL Financial LLC: 1055 LPL Way, Fort Mill, South Carolina 29715

Morgan Stanley Smith Barney LLC: 1300 Thames Street, 6th Floor, Baltimore, Maryland 21231

National Financial Services LLC: 499 Washington Boulevard, Jersey City, New Jersey 07310

Oppenheimer & Co., Inc.: 85 Broad Street, New York, New York 10004

Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399

Raymond James & Associates, Inc.: 880 Carillon Parkway, St. Petersburg, Florida 33716

RBC Capital Markets, LLC: 60 S 6th Street, P-09, Minneapolis, Minnesota 55402

Scotia Capital Inc./CDS: 40 King Street, 23rd Floor, Toronto, Ontario M5H 1H1

Secured Retirement Advisors, LLC: 6121 Excelsior Blvd, St. Louis Park, Minnesota 55416

SEI Private Trust Company/C/O/ GWP: 1 Freedom Valley Drive, Oaks, Pennsylvania 19456

Stifel, Nicolaus & Company, Incorporated: 501 N Broadway, One Financial Plaza, St. Louis, Missouri 63102

Stonex Financial Inc.: 329 Park Avenue North, Suite 350, Winter Park, Florida 32789

The Bank of New York Mellon: 525 William Penn Place, Suite 153-0400, Pittsburgh, Pennsylvania 15259

Truist Financial Corp.: 214 North Tryon Street, Charlotte, North Carolina 28202

Wells Fargo Clearing Services, LLC: 2801 Market Street, H0006-09B, St. Louis, Missouri 63103

Wells Fargo Securities LLC: 550 South Tryon Street, 6th Floor D1086-060, Charlotte, North Carolina 28202

(1)	Information is based on Amendment No. 2 to Schedule 13G filed by the reporting person with the SEC on April 25, 2025.
(2)	Information is based on Schedule 13G filed by the reporting person with the SEC on February 6, 2025.
(3)	Information is based on Schedule 13G filed by the reporting person with the SEC on February 5, 2024. In such filing, the reporting person indicated (i) sole voting power, shared voting power and shared dispositive power of 0 shares; and (ii) sole dispositive power of 414,620 shares.
(4)	First Trust Portfolios acts as the sponsor of certain unit investment trusts (“FT UITs”). As of the Record Date, the total number of shares of the Fund held by the FT UITs is indicated in the chart above. First Trust Advisors acts as portfolio supervisor of the FT UITs. The Charger Corporation is the general partner of both First Trust Portfolios and First Trust Advisors. Neither First Trust Portfolios, First Trust Advisors nor The Charger Corporation has the power to vote the shares of the Fund held by the FT UITs, if any. Rather, ordinarily, the trustee of the FT UITs is required to take such action or omit from taking any action, as appropriate, so as to cause such shares to be voted as closely as possible in the same manner and the same general proportion as are the shares of the Fund held by owners other than the FT UITs. However, subject to the requirements of Rule 12d1-4 under the 1940 Act and subject to and as further explained in the Standard Terms and Conditions of Trust and related Trust Agreements of the FT UITs, First Trust Portfolios, on behalf of the FT UITs, may enter into agreements with certain funds, the shares of which are held by the FT UITs, which may permit the shares of such funds to be voted in the best interests of unit holders at the discretion of First Trust Portfolios. The difference, if any, between the aggregate number of shares owned by First Trust Portfolios, First Trust Advisors and The Charger Corporation set forth in the chart above (“Aggregate Shares”) and the number of shares held by the FT UITs represents shares of the Fund which, as of the Record Date, were either held in other registered investment companies, pooled investment vehicles and/or separately managed accounts for which First Trust Advisors serves as investment advisor and/or investment sub-advisor. Each of First Trust Portfolios, First Trust Advisors and The Charger Corporation disclaims beneficial ownership of the Aggregate Shares of the Fund.

(5)	Information is based on Amendment No. 1 to Schedule 13G filed by the reporting person with the SEC on April 25, 2025.
(6)	Information is based on Amendment No. 1 to Schedule 13G filed by the reporting person with the SEC on April 29, 2025. In such filing, the reporting person indicated (i) sole voting power, shared voting power and shared dispositive power of 0 shares; and (ii) sole dispositive power of 65,482 shares.
(7)	Information is based on Amendment No. 1 to Schedule 13G filed by the reporting person with the SEC on April 29, 2025. In such filing, the reporting person indicated (i) sole voting power, shared voting power and shared dispositive power of 0 shares; and (ii) sole dispositive power of 784,677 shares.
(8)	Information is based on Amendment No. 2 to Schedule 13G filed by the reporting person with the SEC on January 8, 2025. In such filing, the reporting person indicated shared voting power and shared dispositive power over 420,365 shares.
(9)	Information is based on Amendment No. 2 to Schedule 13G filed by the reporting person with the SEC on April 7, 2025.
(10)	Information is based on Amendment No. 4 to Schedule 13G filed by the reporting person with the SEC on April 25, 2025.
(11)	Information is based on Schedule 13G filed by the reporting person with the SEC on February 5, 2025. In such filing, the reporting person indicated (i) sole voting power, shared voting power and shared dispositive power of 0 shares; and (ii) sole dispositive power of 62,103 shares.

Appendix G

DISCLAIMERS

The disclaimers below relate, as applicable, to Funds sub-advised by Vest Financial LLC.

The Target Outcome registered trademarks are registered trademarks of Vest Financial LLC.

The Funds are not sponsored, endorsed, sold or promoted by iShares MSCI Emerging Markets ETF, BFA, or MSCI Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLexible EXchange® Options (“FLEX Options”). The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the iShares MSCI Emerging Markets ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

The Funds are not sponsored, endorsed, sold or promoted by iShares Russell 2000 ETF, BFA, or Russell (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLexible EXchange® Options (“FLEX Options”). The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the iShares Russell 2000 ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

Other Information

The Funds are not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLexible EXchange® Options (“FLEX Options”). The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the SPDR® S&P 500® ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

The Funds are not sponsored, endorsed, sold or promoted by Invesco QQQ TrustSM, Series 1, Invesco or Nasdaq, Inc. (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLexible EXchange® Options (“FLEX Options”). The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ TrustSM, Series 1. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

The Funds are not sponsored, endorsed, sold or promoted by iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates. iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLexible EXchange® Options (“FLEX Options”). iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the iShares MSCI EAFE ETF. iShares MSCI EAFE ETF, BFA, MSCI Inc. or their affiliates have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

G-1

The Funds are not sponsored, endorsed, sold or promoted by Invesco S&P 500® Equal Weight ETF, Invesco or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Funds or the FLexible EXchange® Options (“FLEX Options”). The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Funds or the FLEX Options or results to be obtained by the Funds or the FLEX Options, shareholders or any other person or entity from use of the Invesco S&P 500® Equal Weight ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the Funds or the FLEX Options.

G-2

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FORM OF PROXY CARD

# PROXY CARD

First Trust

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-xxx-xxx-xxxx Monday through Friday 9 a.m. to 10 p.m. Eastern time

**PLEASE CAST YOUR PROXY VOTE *TODAY!***

**[FUND NAME]**

**A SERIES OF [TRUST NAME]**

**PROXY SOLICITED BY THE BOARD OF TRUSTEES**

The undersigned holder of shares of [Fund Name] (the "Fund"), a series of [Trust Name] (the "Trust"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek D. Maltbie and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on August 12, 2025, at ______ Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated July 8, 2025, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. **In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting).** A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

**This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is specified, this proxy will be voted FOR the election or re-election, as applicable, of each Nominee set forth in Proposal 1 on the reverse side of this proxy card.**

**This proxy is solicited by the Board of Trustees, and the Proposal set forth on the reverse side of this proxy card has been approved by the Board of Trustees and recommended for approval by shareholders.**

**Do you have questions?** If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-xxx-xxx-xxxx. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 12, 2025.** The Proxy Statement of the Trust is available at: https://vote.proxyonline.com/__________

PROXY ID NUMBER [BAR CODE] [CUSIP:]

# PROXY CARD

## [Fund Name]

**<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.** The signer(s) acknowledge receipt of the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

---

**IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.**

**THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS SPECIFIED, WILL BE VOTED <u>"FOR"</u> THE ELECTION OR RE-ELECTION, AS APPLICABLE, OF EACH NOMINEE LISTED IN PROPOSAL 1 BELOW.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

**THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "<u>FOR</u>" THE ELECTION OR RE-ELECTION, AS APPLICABLE, OF EACH NOMINEE LISTED IN PROPOSAL 1 BELOW.**

| | FOR | WITHHOLD |
|---|---|---|
| PROPOSAL 1: To elect or re-elect, as applicable, each of the eight Nominees listed below to the Board of Trustees of the Trust: | | |
| A. James A. Bowen | ○ | ○ |
| B. Thomas J. Driscoll | ○ | ○ |
| C. Richard E. Erickson | ○ | ○ |
| D. Thomas R. Kadlec | ○ | ○ |
| E. Denise M. Keefe | ○ | ○ |
| F. Robert F. Keith | ○ | ○ |
| G. Niel B. Nielson | ○ | ○ |
| H. Bronwyn Wright | ○ | ○ |

# THANK YOU FOR VOTING

PROXY ID NUMBER [BAR CODE] [CUSIP:]